UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Bronco Drilling Company, Inc.

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16217 N. May Avenue
Edmond, Oklahoma 73013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 10, 2010

Dear Stockholder:

Notice is hereby given that the 2010 annual meeting of stockholders of Bronco Drilling Company, Inc., which we refer to as we, Bronco or the company, will be held on December 10, 2010 at 2:00 p.m. Central Time at the company’s corporate headquarters located at 16217 N. May Avenue, Edmond, Oklahoma 73013. The annual meeting will be held for the following purposes:

(1) to elect five directors to our board of directors, each for a one-year term;

(2) to ratify and approve an amendment to our 2006 Stock Incentive Plan to increase by 2.5 million the number of shares of Bronco common stock that may be issued under the plan;

(3) to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm; and

(4) to transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

The close of business on October 22, 2010 was fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting. A complete list of the stockholders as of the record date will be available for examination at our corporate offices in Edmond, Oklahoma during ordinary business hours for a period of ten (10) days prior to the meeting.

A record of our activities during 2009 and our financial statements for the fiscal year ended December 31, 2009 are contained in the 2009 Annual Report on Form 10-K, as amended, accompanying the enclosed proxy statement. The Annual Report does not form any part of the materials for solicitation of proxies.

All stockholders are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting in person, please submit a proxy as soon as possible. In order to submit a proxy, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. If you attend the meeting, and if you so choose, you may withdraw your proxy and vote in person. If your shares are held in “street name” by your broker, bank or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide your instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting. You may revoke your proxy at any time before it is voted.

Sincerely yours,

Matthew S. Porter
Secretary

Edmond, Oklahoma
November 4, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2010.

The company’s proxy statement for the 2010 annual meeting of stockholders and the company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009 are available at http://www.proxydocs.com/brnc.

BRONCO DRILLING COMPANY, INC.
16217 N. May Avenue
Edmond, Oklahoma 73013

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2010

GENERAL INFORMATION

These proxy materials are furnished to you in connection with the solicitation of proxies by the board of directors of Bronco Drilling Company, Inc. for the 2010 annual meeting of stockholders and any adjournment(s) or postponement(s) thereof to be held on December 10, 2010 at 2:00 p.m. Central Time at the company’s corporate headquarters located at 16217 N. May Avenue, Edmond, Oklahoma 73013. This proxy statement and the enclosed proxy card, notice of meeting, and Annual Report on Form 10-K, as amended, are first being mailed to stockholders of record on or about November 8, 2010.

Voting Procedure and Revocability of Proxies

If you provide specific voting instructions, your shares will be voted as you instruct. Whether you hold shares directly as a stockholder of record, or beneficially in street name, you may direct how your shares are voted at the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy or by voting in person at the annual meeting, and if you hold your shares in street name, you may vote by submitting voting instructions to your broker, bank or other nominee. You may cast your vote by proxy by completing, signing, dating and mailing the enclosed proxy card in the enclosed pre-addressed postage-paid envelope.

If you hold your shares in street name, please refer to the proxy card forwarded by your broker, bank or other nominee for the voting options that are available to you and directions on how to vote. Brokers and other financial institutions holding shares in street name for customers are not permitted to vote on non-routine items if they have not received instructions from the beneficial owners. The only routine item at this year’s annual meeting is the ratification of auditors. If you hold shares in street name, they will not be voted on the other two proposals unless you provide instructions to your broker by mail, telephone or online.

The board of directors is not aware of any business to be brought before the annual meeting other than as indicated in the notice of annual meeting of stockholders. If other matters do come before the meeting, the person(s) named in the proxy card will vote the shares represented by the proxy in his best judgment.

A proxy may be revoked by a registered stockholder at any time prior to it being voted by:

•	delivering a revised proxy (by the method described above) bearing a later date;

•	voting in person at the annual meeting; or

•	notifying our corporate secretary in writing of the revocation at our corporate address in time to be received before the annual meeting.

Attendance at the meeting alone will not effectively revoke a previously executed and delivered proxy. If a proxy is properly executed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions from the stockholder. If the proxy card is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of our board of directors.

If your shares are held in an account at a broker, bank or other nominee, you should contact your broker, bank or other nominee to change your vote.

Shares Outstanding and Voting Rights

As of November 4, 2010, 28,434,449 shares of our common stock, par value $0.01 per share, were outstanding. The common stock constitutes our only class of voting securities. Only stockholders of record as of the close of business on the record date of October 22, 2010 are entitled to receive notice of, and to vote at, the annual meeting. Holders of our common stock are entitled to one vote for each share so held. Holders of our common stock do not have cumulative voting rights. We will have a list of stockholders available for inspection for at least ten days prior to the annual meeting at our principal executive offices and at the annual meeting.

Quorum and Required Vote

Quorum.  Unless a quorum is present at our annual meeting, no action may be taken at the meeting except the adjournment thereof until a later time. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of common stock entitled to vote at the annual meeting are necessary to constitute a quorum. Shares that are represented at the annual meeting but abstain from voting on any or all matters and “broker non-votes” (shares held by brokers, banks or other nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) will count for the quorum requirement but not for the approval or disapproval of any non-routine voting item. The inspector of elections appointed for the annual meeting will determine the number of shares of our common stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

Required Vote.  Directors are elected by a plurality of the votes cast by stockholders present, in person or by proxy, at the annual meeting and entitled to vote. This means that the five nominees will be elected if they receive more affirmative votes than any other nominees. Votes marked “For” Proposal One will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes “Withheld” from a nominee and broker non-votes also have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the election of each nominee. Stockholders may not abstain from voting with respect to the election of directors.

In accordance with NASDAQ rules, the amendment to our 2006 Stock Incentive Plan must be approved by a majority of the votes cast by the stockholders present in person or represented by proxy at the annual meeting. A “majority of votes cast” means that the number of votes “For” the approval of the Amended Plan must exceed the number of votes “Against” such approval or that “Abstain” from such vote. Broker non-votes are considered “votes cast” and will have no effect on the outcome of the vote.

The ratification of the selection of Grant Thornton LLP as the Company’s auditor for the fiscal year ended December 31, 2010, requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote. Accordingly, an abstention from voting on this proposal has the effect of a vote “Against” such proposal. Broker non-votes are not considered as entitled to vote on this matter and will have no effect on the outcome of the vote.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

What is a proxy and how does the proxy process operate?

The proxy process is the means by which corporate stockholders can exercise their rights to vote for the election of directors and other corporate proposals. A proxy is your legal designation of another person to vote the stock you own. The people that you designate to vote your shares are called proxies. Matthew S. Porter and David C. Treadwell have been designated as proxies for the annual meeting. The term “proxy” also refers to the written document or “proxy card” that you sign to authorize those persons to vote your shares.

By executing the proxy card, you authorize the above-named individuals to act as your proxies to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders must be represented at the meeting. The presence, in person or by proxy, of holders of a majority of the voting power of all outstanding shares of common stock entitled to vote at our annual meeting is necessary to constitute a quorum at the annual meeting. Because few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is necessary to obtain a quorum and complete the stockholder vote.

What is a proxy statement?

The proxy statement is a disclosure document in which we furnish you with important information to assist you in deciding whether to authorize the proxies to vote on your behalf.

How can I access the proxy materials over the Internet?

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we are required to provide access to these proxy statement materials (which include this proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2009, as amended) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet at http://www.proxydocs.com/brnc.

What is the purpose of holding this meeting?

We are holding the annual meeting to:

•	elect five directors to our board of directors, each for a one-year term;

•	ratify and approve an amendment to our 2006 Stock Incentive Plan to increase by 2.5 million shares the number of shares of Bronco common stock that may be issued under the plan;

•	ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm; and

•	transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

What are the board’s recommendations?

The board’s recommendations are included in the description of each item in this proxy statement. In summary, the board recommends a vote:

•	FOR the election of the nominated slate of directors;

•	FOR the proposal to ratify and approve an amendment to our 2006 Stock Incentive Plan; and

•	FOR the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the meeting.

If you are the beneficial owner of shares and they are held in the name of your broker, bank or other nominee, then your shares are held in “street name.” Your broker, bank or other nominee, as the record holder of your shares, is required to vote those shares in accordance with your instructions. If you beneficially own shares in street name, these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and you are also invited to attend the annual meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares. Because a beneficial owner in street name is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

What is the record date and what does it mean?

The record date for the annual meeting is October 22, 2010. The record date is established by our board as required by Delaware law. Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.

What different methods can I use to vote?

By mail by sending in the written proxy card:  If your shares are registered directly in your name as the holder of record, you may vote your shares by marking, signing, dating and mailing the proxy card in the postage paid envelope that we have provided. All stockholders of record on the record date can vote by this written proxy card. If your shares are held in street name, you must vote by giving instructions to your broker, bank or other nominee. Only your broker, bank or other nominee can give a proxy with respect to your shares. You should receive a proxy card from your broker, bank or other nominee, which you must return to have your shares voted pursuant to your instructions. If you have not received a proxy card from your broker, bank or other nominee, you may contact it directly to provide it with instructions on how you wish to vote.

In person:  If you are a registered stockholder and attend the annual meeting, you may deliver your completed and signed proxy card in person. If your shares are held in street name, and you wish to vote in person at the annual meeting, you will need to obtain a legal proxy form from your broker, bank or other nominee that holds your shares of record and you must bring that document to the annual meeting.

What is the effect of not voting?

The effect of not voting depends on how you own your shares. If you own shares as a registered holder, rather than through a broker, bank or other nominee, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether the proposal is approved or rejected. If you own shares through a broker, bank or other nominee and do not vote, your broker, bank or other nominee may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, if you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee may or may not vote your shares, depending upon the proposal.

If I do not vote, will my broker vote for me and how will broker non-votes and abstentions be counted?

If you own your shares through a broker, bank or other nominee and you do not vote, your broker, bank or other nominee may vote your shares in its discretion on some “routine matters.” However, with respect to other proposals, your broker, bank or other nominee may not vote your shares for you. With respect to non-routine proposals, the aggregate number of unvoted shares is reported as broker non-votes. Broker non-vote shares are counted toward the quorum requirement. Proposal One, which relates to the election of directors set forth in this proxy statement, is a non-routine matter on which a broker, bank or other nominee will NOT be permitted to vote unvoted shares. Proposal Two, which relates to ratification and approval of an amendment to our 2006 Stock Incentive Plan, is a non-routine matter on which a broker, bank or other nominee will NOT be permitted to vote unvoted shares. Proposal Three, which relates to the ratification of our independent auditors, is a routine matter in which a broker, bank or other nominee will be permitted to vote unvoted shares.

How can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the proxy has been exercised at the annual meeting. If you are a registered holder, your proxy can be revoked in several ways: (1) by timely delivery of a written revocation delivered to the corporate secretary; (2) by submitting another valid proxy bearing a later date; or (3) by attending the meeting in person and giving the inspector of election notice that you intend to vote your shares in person. If your shares are held in street name by a broker, bank or other nominee, you must contact your broker, bank or other nominee in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who counts the votes?

We have retained a representative of Computershare Trust Company, N.A. to serve as an independent tabulator to receive and tabulate the proxies and we will appoint an independent inspector of election to certify the results.

Will you use a soliciting firm to receive votes?

We do not intend to retain a soliciting firm to assist in soliciting proxies. We use our transfer agent, their agents, and brokers to distribute all the proxy materials to our stockholders. We will pay them a fee and reimburse any expenses they incur in making the distribution. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile transmission or electronically. No additional compensation will be paid to such directors, officers and employees for soliciting proxies.

How can I obtain copies of Bronco’s Annual Report on Form 10-K and other available information about Bronco?

We are furnishing with this proxy statement a copy of our 2009 Annual Report on Form 10-K, as amended, which includes our financial statements. Stockholders may also request a copy of our 2009 Annual Report on Form 10-K, as amended, at no charge by sending a written request to Matthew S. Porter, Secretary, Bronco Drilling Company, Inc., at 16217 N. May Avenue, Edmond, Oklahoma 73013.

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. You may read any materials we file with the SEC free of charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Copies of all or any part of these documents may be obtained from such office upon the payment of the fees prescribed by the SEC. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. This proxy statement and our 2009 Annual Report on Form 10-K, including all exhibits thereto and amendments thereof, have been filed electronically with the SEC. You may also obtain copies of our annual, quarterly and current reports, proxy statements and certain other information filed with the SEC, as well as amendments thereto, free of charge from our web site. These documents are posted to our web site as soon as reasonably practicable after we have filed or furnished these documents with the SEC. We also post our audit committee charter, compensation committee charter and nominating and corporate governance committee charter, as well as our code of conduct on our web site. These documents are available free of charge to any stockholder upon request. Our web site is www.broncodrill.com. No information from our web site is incorporated by reference herein.

What is the deadline to propose actions for inclusion in our proxy statement for our 2011 annual meeting?

Stockholder proposals requested to be included in our proxy statement for our 2011 annual meeting must be in writing and received by us before July 12, 2011, provided that proposals are submitted by eligible stockholders who have complied with the relevant regulations of the SEC regarding stockholder proposals. Proposals should be directed to our corporate secretary at the address listed above.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that our board consists of one class of directors. All current directors’ terms expire at the annual meeting. Our board has nominated D. Frank Harrison, Richard B. Hefner, Dr. Gary C. Hill, David W. House, and William R. Snipes for election to our board. All directors elected at the annual meeting will be elected to hold office until the next annual meeting and until their respective successors are duly elected and qualified. Information on each of our nominees is given below.

We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected; however, if any director nominee becomes unavailable or unwilling to serve before the election, your proxy card authorizes us to vote for a replacement nominee if the board names one.

Required Vote and Recommendation

With regard to the election of directors, you may cast your vote in favor of or withhold your vote for each nominee. In accordance with our bylaws and Delaware law, the nominees who receive a plurality of the votes cast by stockholders present, in person or by proxy, at the annual meeting and entitled to vote, up to the number of directors to be elected, will be elected as directors. The five nominees for director receiving the highest number of affirmative votes will be elected. Stockholders may not cumulate votes in the election of directors. Votes marked “FOR” all nominees will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. An abstention may not be specified with respect to the election of the nominees. Broker non-votes, which occur if a broker, bank or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions from the beneficial owners with respect to a particular item, may arise in the context of the election of the nominees because the election of directors is a non-routine matter for which specific instructions from beneficial owners is required.

Director Nominees

The following table sets forth the name, age and position of each of our director nominees.

Name	Age	Position

D. Frank Harrison	62	Chairman and Chief Executive Officer
Richard B. Hefner	50	Director Nominee
Dr. Gary C. Hill(2)(3)	61	Director
David W. House(1)(2)	58	Director
William R. Snipes(1)(2)(3)	57	Director

(1)	Member of audit committee

(2)	Member of compensation committee

(3)	Member of nominating and corporate governance committee

D. Frank Harrison has served as the Chairman of our Board of Directors since August 2007, and Chief Executive Officer and a director of our company since May 2005. From 2002 until joining our Company, Mr. Harrison served as an agent for the purchase and sale of oil and gas properties for entities controlled by Wexford Capital LLC. From 1999 to 2002, Mr. Harrison served as President of Harding & Shelton, Inc., a privately held oil and natural gas exploration, drilling and development firm. He graduated from Oklahoma State University with a Bachelor of Science degree in Sociology. Mr. Harrison brings a significant oil and gas operational background to our Board and his experience in executive management suits him particularly for the role of Chairman of our Board.

Richard B. Hefner has served as Vice President of HBH Holding Corporation, which is the general partner of HBH Enterprises Limited Partnership, a private investment company, since December 1995, and Director since April 1996; President of Bonray, Inc., a private oil and gas investment company, since January 2002, and Director since August 1992; and Manager of Bonray Real Estate, L.L.C., a private real estate investment and development company, since May 2000. He was employed by Bonray Drilling Corporation, a publicly held company, from 1990 to 1997. He served as President, Chief Operating Officer, and Director from 1990 to 1992 and President, Chief Executive Officer, and Director from 1993 to 1997. Bonray Drilling Corporation was based in Oklahoma City and operated fifteen land based drilling rigs in the midcontinent region. Mr. Hefner graduated from Oklahoma State University with a Bachelor of Science degree in Animal Science Business.

Dr. Gary C. Hill has served as a director of our company since August 2006. Dr. Hill has served as the Chief of Surgery Service and Chief of Staff at Edmond Medical Center. He also has served as the President of the Edmond Medical Center Hospital Board. Dr. Hill served as the Chief of Surgery Service and Chief of Staff at St. Joseph’s Regional Hospital in Ponca City, Oklahoma. Dr. Hill is a graduate of Oklahoma State University, where he received his Bachelor of Arts in Humanities, and the University of Oklahoma Health Sciences Center. He served both his Surgery Internship and Residency in Otolaryngology, Head and Neck Surgery at the University of Texas Health Science Center, Parkland Hospital in Dallas before performing his Plastic and Reconstructive Surgery Residency at the University of Kansas Health Sciences Center in Kansas City. Dr. Hill’s background as a chief executive, his experience in a different but dynamic industry, and his strong ties to our local community provide our Board with an adept, independent perspective on the Company’s business and operations.

David W. House has served as a director of our company since September 2008. Since March 2009, Mr. House has served as President of Jireh Resources, L.L.C., an Oklahoma based oil and gas exploration and production company. Mr. House served as the President of Primary Natural Resources, Inc. from 2004 to 2008, and as the Chief Financial Officer of Primary Natural Resources, Inc. from 2000 until being appointed its President. From 1996 to 2000, Mr. House served as Senior Vice President of El Paso Corporation’s Mid-Continent Gas Group. From 1979 to 1996, Mr. House served in various positions with Samson Resources Company, including Vice President of Administration and President of Premier Gas Company, a wholly owned subsidiary of Samson Resources Company. Mr. House previously served as an auditor with Arthur Young & Co., received a Bachelor of Science degree in Accounting from Harding University and is a licensed Certified Public Accountant. Mr. House brings an impressive accounting and executive management background to our Board. His experience in the oil and gas exploration and production business provides our board with an important client-side perspective on our business and operations.

William R. Snipes has served as a director of our company since February 2006. Mr. Snipes has served as the owner and President of Snipes Insurance Agency, Inc., an independent insurance agency concentrating in property and liability insurance, since 1991. From 1981 to 1991, Mr. Snipes was the owner and President of William R. Snipes, CPA, Inc., a public accounting firm concentrating in financial accounting and tax services. He received a Bachelor of Science degree and a Masters degree in Accounting from Oklahoma State University and is a licensed Certified Public Accountant. Mr. Snipes brings an accomplished accounting, financial and risk management background to our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE “FOR” EACH DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

PROPOSAL TWO — AMENDMENT TO THE BRONCO DRILLING COMPANY, INC.
2006 STOCK INCENTIVE PLAN

The board of directors adopted an amendment to our 2006 Stock Incentive Plan, or the Amended Plan, on September 22, 2010, subject to stockholder approval. Our board of directors adopted the Amended Plan and is recommending approval of the Amended Plan to stockholders because it believes that this increase will provide needed flexibility to award incentives to our employees that contribute to our company’s success, provide our employees with a proprietary ownership interest in our company, maintain competitive compensation levels, attract and retain talented employees, provide incentives for continued service and, thereby, promote our long-term growth and profitability by aligning the interests of our employees with our stockholders. The Amended Plan, as proposed, provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options, nonstatutory stock options, restricted awards, performance awards and stock appreciation rights. The Amended Plan is an omnibus plan that gives us flexibility to adjust to changing market forces and compensation practices.

Required Vote and Recommendation

With regard to the approval of the Amended Plan, you may cast your vote “For” or “Against” the proposal, or “Abstain” from voting. In accordance with NASDAQ rules, the Amended Plan will be approved and adopted if a majority of the votes cast by the stockholders present in person or represented by proxy are in favor of this Proposal Two. A “majority of votes cast” means the number of votes “FOR” the approval of the Amended Plan must exceed the number of votes “Against” such approval or that “Abstain”.

Our board unanimously recommends that stockholders vote FOR the approval of the amendment to the 2006 Stock Incentive Plan.

Summary of Terms of the 2006 Stock Incentive Plan, as Amended

The following is a summary of the important terms of the Amended Plan. The full text of the Amended Plan is attached to this proxy statement as Appendix A. Please refer to Appendix A for a more complete description of the terms of the Amended Plan.

Eligibility.  Eligible award recipients are employees, consultants and directors of our company and its affiliates. As of November 4, 2010, there were approximately 700 employees, consultants and directors of our company and its affiliates who would be eligible to receive awards under the Amended Plan if it is approved by our stockholders. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of our authorized but unissued common stock, and the maximum aggregate amount of such common stock that may be issued upon exercise of all awards under the plan, including incentive stock options, may not exceed 5,000,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. On November 4, 2010, the closing price of a share of our common stock was $4.95.

Share Reserve.  The maximum aggregate number of shares of our common stock initially authorized for issuance under the Amended Plan is 5,000,000 shares. This number includes 2,426,122 shares underlying restricted stock awards granted to employees under our existing 2006 Stock Incentive Plan prior to the adoption of the Amended Plan and outstanding on the effective date of the Amended Plan (“Prior Outstanding Shares”). However, the shares underlying the Prior Outstanding Shares will only become available for awards under the Amended Plan to the extent any of such Prior Outstanding Shares are forfeited without having vested in full. In addition, (i) shares covered by an award under the Amended Plan that expire or otherwise terminate without having been exercised in full and (ii) shares that are forfeited to, or repurchased by, us pursuant to a forfeiture or repurchase provision under the Amended Plan may be returned to the Amended Plan and be available for issuance in connection with a future award. The maximum number of shares with respect to which awards can be granted to any employee in any fiscal year is limited to 500,000 shares.

Administration.  Our compensation committee, at the direction of our board of directors, administers the Amended Plan. Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of ordinary shares that will be subject to each award and determines the terms and conditions of each award, including methods of payment, vesting schedules and limitations and restrictions on awards. Our board of directors may amend, suspend, or terminate the Amended Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.

Stock Options.  Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. Employees, directors and consultants may be granted nonstatutory stock options, but only employees may be granted incentive stock options. The plan administrator determines the exercise price of a stock option, provided that the exercise price of a stock option generally cannot be less than 100% (and in the case of an incentive stock option granted to a 10% stockholder, 110%) of the fair market value of our common stock on the date of grant, except when assuming or substituting options in limited situations such as an acquisition. Generally, options granted under the plan vest ratably over a 36 month period and have a term of ten years (five years in the case of an incentive stock option granted to a 10% stockholder), unless specified otherwise by the plan administrator.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash or check, (2) a broker-assisted cashless exercise, (3) the tender of common stock previously owned by the optionholder and (4) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Restricted Awards.  Restricted awards are awards of either actual shares of common stock, or of hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock, and which may provide that such restricted awards may not be sold, transferred, or otherwise disposed of for such period as the plan administrator determines. The purchase price and vesting schedule, if applicable, of restricted awards are determined by the plan administrator.

Performance Awards.  Performance awards entitle the recipient to acquire shares of common stock, or hypothetical share units having a value equal to the fair market value of an identical number of shares of common stock that will be settled in the form of shares of common stock upon the attainment of specified performance goals. Performance awards may be granted independent of or in connection with the granting of any other award under the plan. Performance goals will be established by the plan administrator based on one or more business criteria that apply to the plan participant, a business unit, or our company and our affiliates. Performance goals will be objective and meet the requirements of Section 162(m) of the Code. No payout will be made on a performance award granted to a named executive officer unless all applicable performance goals and service requirements are achieved. Performance awards may not be sold, assigned, transferred, pledged or otherwise encumbered and terminate upon the termination of the participant’s service to us or our affiliates.

Stock Appreciation Rights.  Stock appreciation rights may be granted independent of or in tandem with the granting of any option under the plan. Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The exercise price of a stock appreciation right granted independent of an option is determined by the plan administrator, but may be no less than 100% of the fair market value of our common stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with an option is the same as the exercise price of the related option. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (i) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of common stock with respect to which the stock appreciation right is exercised. Payment will be made in cash, delivery of stock, or a combination of cash and stock as deemed appropriate by the plan administrator.

Non-qualified deferred compensation awards.  If any award under the plan is granted with an exercise price less than 100% of the fair market value of our common stock on the date of grant, it will be deemed a non-qualified deferred compensation award under Section 409A of the Internal Revenue Code. Generally, a non-qualified deferred compensation award may not be exercised or distributed prior to (i) a specified time or fixed schedule set forth in the award agreement, (ii) the participant’s separation from service, (iii) the death or disability of the participant, (iii) an unforeseeable emergency, or (iv) a change-in-control event. A non-qualified deferred compensation award may be exercisable no later than the later of (a) two and one-half months following the end of our taxable year in which the award first becomes exercisable or distributable or (b) two and one-half months following the end of the award recipient’s taxable year in which the award first becomes exercisable or distributable.

Adjustments in capitalization.  If there is a specified type of change in our common stock without the receipt of consideration by us, such as pursuant to a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, appropriate adjustments will be made to the various limits under, and the share terms of, the plan including (1) the number and class of shares reserved under the plan, (2) the maximum number of stock options and stock appreciation rights that can be granted to any one person in a calendar year and (3) the number and class of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.  In the event of a significant corporate transaction, such as a dissolution or liquidation of the company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale in one or a series of related transactions, of all or substantially all of the assets of the company or a merger, consolidation, or reverse merger in which we are not the surviving entity, then all outstanding stock awards under the plan may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company), or may be cancelled either with or without consideration for the vested portion of the awards. In the event an award would be cancelled without consideration paid to the extent vested, the award recipient may exercise the award in full or in part for a period of ten days.

New Plan Benefits.  Because all grants and awards under the Amended Plan are entirely within the discretion of our board of directors or its compensation committee, the total benefits allocable under the Amended Plan in the future are not determinable. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the Amended Plan. No grants or awards have been made to date and no grants or awards will be made by us unless and until the Amended Plan is approved by the stockholders.

Federal Income Tax Consequences of the Amended 2006 Stock Incentive Plan

The following discussion is a general summary of the principal federal income tax consequences under current law relating to awards granted to employees under the Amended Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Stock Options.  An optionholder will not recognize any taxable income upon the grant of a nonqualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of our common stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionholder. Subject to any deduction limitation under Section 162(m) of the Internal Revenue Code (which is discussed below), we will be entitled to a federal income tax deduction in the same amount and at the same time as (x) the optionholder recognizes ordinary income or (y) if we comply with applicable income reporting requirements, the optionholder should have reported the income. An optionholder’s subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period.

On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Special rules may apply in the case of an optionholder who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Restricted Stock, Bonus Stock and Performance Stock.  A participant generally will not recognize taxable income upon the grant of restricted stock, bonus stock and performance stock that is subject to a substantial risk of forfeiture, and the recognition of any income will be postponed until the earlier of the time such shares become transferable or are no longer subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the restricted stock or performance shares at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Internal Revenue Code, we will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income. A participant may elect to be taxed at the time of the grant of restricted, bonus or performance stock, or a Section 83(b) election. Such election must be made within 30 days of the date the stock is transferred. If the Section 83(b) election is made, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of restricted, bonus, or performance stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the participant for such shares. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights.  Stock appreciation rights generally are taxable as ordinary income when paid. We will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Section 162(m).  Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for “performance- based compensation,” the material terms of which are disclosed to and approved by the stockholders. We have structured and intend to implement and administer the 2006 Stock Incentive Plan so that compensation resulting from performance awards, options, stock appreciation rights and other stock vesting in accordance with the performance goals can qualify as “performance-based compensation.” The plan administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow us to qualify awards as “performance-based compensation,” we are seeking stockholder approval of the 2006 Stock Incentive Plan and the material terms of the performance goals applicable to performance shares under the 2006 Stock Incentive Plan.

Section 280G of the Internal Revenue Code.  Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

Section 409A.  Effective January 1, 2005, Section 409A of the Code imposes new requirements on nonqualified deferred compensation, including restrictions on (1) the timing of elections to defer; (2) the timing of distributions; and (3) restrictions on the ability of the employer or the participant to accelerate the timing of distributions. Nonqualified deferred compensation arrangements that do not satisfy these requirements are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20 percent of the compensation required to be included in gross income. Subject to certain exceptions, the grant of a stock option, stock appreciation right or other equity-based compensation may provide for a deferral of compensation subject to Section 409A. The new rules apply to nonqualified deferred compensation awards granted on or after January 1, 2005 and will apply to nonqualified deferred compensation awards granted prior to 2005 that are not vested by December 31, 2004 and may apply to vested awards that are modified after such date.

The grant of an incentive stock option does not constitute a deferral of compensation. A nonstatutory stock option does not provide for a deferral of compensation if: (1) the exercise price may never be less than the fair market value of the underlying stock on the date the option is granted, (2) the receipt, transfer or exercise of the option is subject to taxation under Section 83 of the Code, and (3) the option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option. If under the terms of the option, the amount required to purchase the stock is or could become less than the fair market value of the stock on the date of grant, the grant of the stock option may provide for the deferral of compensation subject to Section 409A. To the extent an arrangement grants the recipient a right other than to purchase stock at a defined price and such additional rights allow for the deferral of compensation (for example, tandem arrangements involving options and stock appreciation rights), the entire arrangement provides for the deferral of compensation.

An award provides for the deferral of compensation only if the participant has a legally binding right during a taxable year to compensation that is not subject to a substantial risk of forfeiture, and that, pursuant to the terms of the plan, is payable to (or on behalf of) the participant in a later year (more than 2 1/2 months after the end of the year in which the participant has a legal right to such vested compensation). Section 409A provides certain transition rules and exceptions. We have included certain provisions in the 2006 Stock Incentive Plan and the form of option agreement that are intended to comply with the requirements of Section 409A in the event an option is determined to constitute nonqualified deferred compensation. However, we do not represent or warrant that awards under the plan will satisfy the requirements of Section 409A. Participants are encouraged to consult with their individual tax advisors regarding the tax consequences of awards under the plan and the application of Section 409A.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has appointed Grant Thornton LLP as the independent registered public accounting firm to serve as our independent registered public accountants in respect of the fiscal year ending December 31, 2010. The audit committee recommends that our stockholders ratify this appointment.

During 2009, Grant Thronton LLP audited our annual consolidated financial statements and those of our subsidiaries, reviewed financial information in filings with the SEC and other regulatory agencies, audited our internal control over financial reporting for the fiscal year ended December 31, 2009 and provided various other services.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting and voting on the proposal shall constitute ratification of the selection of Grant Thornton LLP. If our stockholders do not ratify the appointment of Grant Thornton LLP, the appointment of an independent registered public accounting firm to serve as the independent registered public accountants for the fiscal year ending December 31, 2010 will be reconsidered by the audit committee.

Representatives of Grant Thornton LLP are expected to be present at the meeting and will have an opportunity to address the meeting and respond to appropriate questions.

The board of directors unanimously proposes and recommends that you vote “FOR” the ratification of the appointment of Grant Thronton LLP as our independent registered public accountants for the fiscal year ending December 31, 2010.

CORPORATE GOVERNANCE

Board of Directors and Committees

Board Leadership Structure and Risk Oversight

We are managed under the direction of our board. Our directors generally serve one-year terms from the time of their election until the next annual meeting of stockholders or until their successors are duly elected and qualified. The size of our board is set at five members, and we currently have five directors including four directors who qualify as independent under NASDAQ listing standards. Our company is led by Mr. D. Frank Harrison, who has served as our chief executive officer since 2005 and chairman of the board of directors since 2007. We have not elected or appointed a lead independent director. Our board held nine meetings in 2009. In addition to the nine meetings, our board adopted resolutions by unanimous written consent. Each of our directors attended 100% of the aggregate of the total number of meetings held by our board and meetings of committees of our board on which such director served during 2009.

Our board of directors currently has three standing committees, the audit committee, the compensation committee and the nominating and corporate governance committee, each of which is further described below. Our board leadership structure is commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for the company. We believe that having a combined chairman/CEO and independent chairs for each of our board committees provides the right form of leadership for our company. We have a single leader for our company and oversight of company operations by experienced independent directors who have appointed independent directors to the three committee chairs. We believe that our directors provide effective oversight of the risk management function, especially through the work of the audit committee and the dialogue between the full board, our management team, and our risk management committee, which is comprised of managers from our accounting, finance, legal, human resources, and safety departments.

Audit Committee

We currently maintain an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of our board of directors is composed of Messrs. House (chair), Houston and Snipes. Our board of directors has determined that each current member of the audit committee is independent for purposes of serving on such committee under NASDAQ listing standards and applicable federal law. Our board of directors has also determined that each current member of the audit committee is financially literate under NASDAQ listing standards and that Messrs. House, Houston and Snipes each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NASDAQ listing standards and SEC rules and regulations.

The audit committee’s functions include the following:

•	assist the board of directors in its oversight responsibilities regarding (1) the integrity of our financial statements; (2) our risk management compliance with legal and regulatory requirements; (3) our system of internal controls regarding finance and accounting; and (4) our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor;

•	prepare the report required by the SEC for inclusion in our annual proxy or information statement;

•	appoint, retain, compensate, evaluate and terminate our independent accountants;

•	approve audit and non-audit services to be performed by the independent accountants;

•	review and approve related party transactions;

•	establish procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	conduct an annual performance evaluation of the audit committee;

•	review and reassess the adequacy of the audit committee charter on a periodic basis and recommend any proposed changes to the board of directors; and

•	perform such other functions as the board of directors may from time to time assign to the audit committee.

A more detailed description of the specific functions and responsibilities of the audit committee is set forth in our Audit Committee Charter, access to which may be obtained as set forth under the heading “Corporate Governance Policies and Charters,” below. The audit committee held four meetings in 2008.

Compensation Committee

The compensation committee of our board of directors is composed of Messrs. Snipes (chair), Hill and House. Our board of directors has determined that each current member of the compensation committee is independent for purposes of serving on such committee under the NASDAQ listing standards. Our board of directors has also determined that each current member of the compensation committee is an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and a “non-employee director” in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

The compensation committee charter adopted by our board of directors sets forth, among other things, the specific duties, powers and authority of the compensation committee. The compensation committee’s functions include the following:

•	discharge the board of director’s responsibility relating to the compensation of our Chief Executive Officer;

•	make recommendations to the board of directors with respect to the compensation of our other executive officers;

•	administer our equity-based compensation plans, including the grants of stock options and other equity awards under such plans;

•	make recommendations to the board of directors with respect to incentive compensation;

•	review disclosure related to executive compensation in our annual reports and proxy statements;

•	conduct annual performance evaluation of the compensation committee; and

•	review and reassess the adequacy of the compensation committee charter on a periodic basis and recommend any proposed changes to the board of directors.

A more detailed description of the specific functions and responsibilities of the compensation committee is set forth in our Compensation Committee Charter, access to which may be obtained as set forth under the heading “Corporate Governance Policies and Charters”, below. The compensation committee held one meeting in 2009. In addition to the one meeting, the compensation committee adopted resolutions by unanimous written consent.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors is composed of Messrs. Hill (chair), Houston and Snipes. Our board of directors has determined that each current member of the nominating and corporate governance committee is independent for purposes of serving on such committee under the NASDAQ listing standards.

The nominating and corporate governance committee charter adopted by our board of directors sets forth, among other things, the specific duties, powers and authority of the nominating and corporate governance committee. The nominating and corporate governance committee’s functions include the following:

•	assist the board of directors in developing criteria for, identifying and evaluating individuals qualified to serve as members of our board of directors;

•	recommend to the board the director nominees for election by our stockholders;

•	periodically review and make recommendations regarding the composition and size of the board of directors and each of its committees;

•	develop and recommend to the board a set of corporate governance principles for our company;

•	oversee the evaluation of our board of directors and management;

•	conduct an annual performance evaluation of the nominating and corporate governance committee; and

•	review and reassess the adequacy of the nominating and corporate governance committee charter.

A more detailed description of the specific functions and responsibilities of the nominating and corporate governance committee is set forth in our Nominating and Corporate Governance Committee Charter, access to which may be obtained as set forth under the heading “Corporate Governance Policies and Charters”, below. In 2009, the nominating and corporate governance committee adopted resolutions by unanimous written consent.

Pursuant to our bylaws, our board of directors may, from time to time, establish other committees to facilitate the management of our business and operations.

Code of Conduct

Our Code of Business Conduct and Ethics is designed to help directors and employees resolve ethical issues and to help us conduct our business in accordance with all applicable laws, rules and regulations and with the highest ethical standards. Our Code of Business Conduct and Ethics applies to all directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and all other executive officers. We also expect that any consultants we retain to abide by our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics sets forth our policies with respect to public disclosure of Company conflicts of interest, corporate opportunities, fair dealing, confidentiality, equal employment opportunity and harassment, protection and proper use of our assets and employee complaint procedures. Access to our Code of Business Conduct and Ethics may be obtained as set forth under the heading “Corporate Governance Policies and Charters”, below. Any amendments to, or a waiver from, a provision of our Code of Business Conduct and Ethics that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) and is required to be disclosed by the relevant rules and regulations of the SEC will be posted on our website.

Corporate Governance Policies and Charters

Current copies of the following materials related to our corporate governance policies and practices are available publicly on our web site at www.broncodrill.com under the caption “Investor Relations — Corporate Governance”:

•	Code of Business Conduct and Ethics;

•	Bylaws;

•	Amended and Restated Certificate of Incorporation;

•	Audit Committee Charter;

•	Compensation Committee Charter; and

•	Nominating and Corporate Governance Committee Charter

Copies may also be obtained, free of charge, by writing to our corporate secretary, Matthew S. Porter, at Bronco Drilling Company, Inc., 16217 N. May Avenue, Edmond, Oklahoma 73013.

Identifying and Evaluating Nominees for Directors

Our nominating and corporate governance committee develops criteria for the selection of directors, including procedures for reviewing potential nominees proposed by stockholders. The committee reviews the desired experience, availability, potential contributions to the board’s diversity and other qualities to assure appropriate board of directors’ composition, taking into account the current directors and the specific needs of our company and our board. The Board and the nominating and corporate governance committee define diversity as differences of viewpoint, professional experience, education and skills. The Board and the nominating and corporate governance committee aim to assemble a diverse group of candidates and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board.

The committee also reviews and monitors the size and composition of our board of directors and its committees to ensure that the requisite number of directors are “independent directors,” “non-employee directors” and “outside directors” within the meaning of any rules and laws applicable to our company. In addition to our board’s size, the committee assesses whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the committee will consider various potential candidates. The committee utilizes a variety of methods for identifying and evaluating nominees for directors. Candidates may come to the attention of our board through current board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the nominating and corporate governance committee and may be considered at any point during the year. Our chairman and chief executive officer recommended to our nominating committee that it consider Mr. Hefner as a director nominee for our 2010 annual meeting of stockholders.

The committee will consider stockholder nominations for board candidates upon written submission of such recommendation to our corporate secretary along with, among other things, the nominee’s qualifications and certain biographical information regarding the nominee, such nominee’s written consent to serving as a director if elected and being named in the proxy statement and certain information regarding the status of the stockholder submitting the recommendation, all in the manner required by our bylaws and the applicable rules and regulations promulgated under the Exchange Act. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the committee at a regular or special meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the nominating and corporate governance committee.

The committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the committee will seek to achieve a balance of knowledge, experience and capability on our board. The committee uses the same criteria for evaluating candidates nominated by stockholders as it does for those proposed by current committee members, board members, professional search firms and other persons. After completing its evaluation, the committee approves the final slate of nominees and recommends to the board of directors that such director candidates be submitted for election at the annual meeting.

Our nominating and corporate governance committee approved the director nominees submitted for election at this annual meeting.

Communications with our Board of Directors

Individuals may communicate with our board of directors or individual directors by writing to our corporate secretary at Bronco Drilling Company, Inc., 16217 N. May Avenue, Edmond, Oklahoma 73013. The corporate secretary will review all such correspondence and forward to the board a summary of all such correspondence and copies of all correspondence that, in the opinion of the corporate secretary, relates to the functions of our board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may review a log of all such correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairman of the audit committee and handled in accordance with the audit committee’s procedures established with respect to such matters.

Executive Sessions

Executive sessions of non-management directors are held at certain board meetings. Any non-management director can request that an additional executive session be scheduled. At each such meeting, one of the non-management directors is selected by the others to be the presiding director at that meeting.

Policy on Attendance by Board Members at the Annual Meeting

Our board has not adopted a policy on attendance by board members at our annual meeting of stockholders. Mr. Harrison attended our 2009 annual meeting of stockholders held on November 13, 2009.

REPORT OF AUDIT COMMITTEE

This statement is being provided to inform stockholders of the audit committee’s oversight with respect to our financial reporting.

The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2009 (the “Audited Financial Statements”) and footnotes thereto with management and our independent auditors. In addition, the audit committee discussed with the independent auditors the matters required to be disclosed by Statement of Auditing Standards No. 61, “Communication with Audit Committees” as amended by Statement of Accounting Standards No. 90, “Audit Committee Communications.” The audit committee discussed with our auditors the independence of such auditors from our management, including a review of audits and non-audit fees, and received written disclosures concerning the auditors’ independence required to be made by our auditors by applicable requirements of the Public Company Accounting Oversight Board. The audit committee has also discussed with our management and the independent auditors such other matters and received such assurance from them, as the audit committee deemed appropriate.

Management is responsible for the preparation and presentation of the audited financial statements, the establishment and maintenance of our disclosure controls and procedures and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with GAAP and issuing a report thereon and auditing the effectiveness of our internal controls and management’s assessment of the effectiveness of such internal controls. The audit committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent auditors, and relying thereon, we have recommended to the company and the board the inclusion of the Audited Financial Statements in the company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

David W. House, Chairman
David L. Houston
William R. Snipes

INDEPENDENT AUDITORS

Grant Thornton LLP served as our independent auditor for fiscal 2009 and 2008. Aggregate fees billed to us by Grant Thornton LLP for 2009 and 2008 were as follows:

Fees	2009	2008

Audit Fees(1)	$365,703	$461,631
Audit Related Fees(2)	—	$23,854
Tax Fees(3)	$49,938	$26,735
All Other Fees	—	—
Total	$415,641	$512,220

(1)	Fees for audit service included billings for our annual audit, reviews of our quarterly reports, regulatory filings to the SEC, issuance of comfort letters and consents, Section 404 services, and out-of-pocket expenses associated with the services.

(2)	Audit related fees include fees for due diligence associated with acquisitions and benefit plan audits, including out-of-pocket expenses.

(3)	Tax fees include tax compliance and related consultation service.

It is our audit committee’s policy to pre-approve all audit, audit related and permissible non-audit services rendered to us by our independent auditor. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Grant Thornton LLP in fiscal 2009 and 2008 were pre-approved by our audit committee. Non-audit services that received pre-approval in 2009 and 2008 include tax compliance and related consultation services. The audit committee has considered whether the provisions of the non-audit services in 2009 is compatible with maintaining the independent auditors’ independence and concluded that the payment of such fees would not prohibit Grant Thornton LLP from maintaining its independence.

Grant Thornton LLP has been selected by the audit committee as our independent auditors for the fiscal year ending December 31, 2010.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers, other than Mr. Harrison, whose information is set forth above under the caption “Directors.”

Name	Age	Position

Mark Dubberstein	57	President
Zachary M. Graves	35	Executive Vice President of Operations
Matthew S. Porter	34	Chief Financial Officer, Treasurer and Secretary
Steven R. Starke	33	Chief Accounting Officer

Mark Dubberstein has served as our President since June 2007. He served as our General Counsel from January 2006 to June 2007. Prior to joining our company, Mr. Dubberstein was in private legal practice for twenty-five years. His previous experience includes serving as Mid-Continent Counsel at Sohio Petroleum Company in Dallas. He received a Juris Doctorate from the University of Oklahoma College of Law and a Bachelor of Arts degree in English from Oklahoma State University.

Zachary M. Graves has served as our Executive Vice President of Operations since January 2010. He served previously as our Chief Financial Officer, Secretary and Treasurer since April 2005, and as our Controller and the Controller of Gulfport Energy Corporation from April 2003 to March 2005. Prior to joining our company, Mr. Graves served as an accountant with KPMG LLP from 2000 to 2003. He received a Bachelor of Business Administration degree in Accounting from the University of Oklahoma and is a licensed Certified Public Accountant.

Matthew S. Porter has served as our Chief Financial Officer, Treasurer and Secretary since January 2010. Mr. Porter served previously as the Company’s Vice President of Corporate Finance since June 2007. He joined the Company in June 2006 as manager of the corporate development group. From June 2001 to May 2006, Mr. Porter worked as Vice President and senior portfolio manager responsible for the investment of a $250 million portfolio of private and public equity securities. Mr. Porter began his career as a credit analyst in the commercial lending department of a $20 billion commercial bank. He received a Bachelor of Business Administration degree from the University of Oklahoma and later a Masters of Business Administration, emphasis in finance, from the Price College of Business at the University of Oklahoma. He is also a CFA Charterholder.

Steven R. Starke has served as our Chief Accounting Officer since June 2007. Mr. Starke served previously as our Controller from May 2005 to June 2007. Prior to joining our company, Mr. Starke served as an accountant with Grant Thornton LLP in Oklahoma City from January 2000 to May 2005. He received a Bachelor of Business

Administration degree in Accounting and Management Information Systems from the University of Oklahoma and is a licensed Certified Public Accountant.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The compensation committee of our board of directors, which we refer to as the Committee, was established by our board of directors effective as of March 25, 2007. Until that date, we relied on the “controlled company” exemption from the requirement to have a compensation committee and the applicable transition rules, in each case as provided by NASDAQ listing standards.

The Committee is composed entirely of independent directors and has the responsibility for establishing, implementing and monitoring our compensation programs. The Committee annually reviews and recommends to our board of directors the compensation and benefits for our executive officers and administers our equity incentive plans. The Committee ensures that the total compensation paid to our officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers are similar to those provided to our other officers and employees. We do not have compensation plans that are solely for executive officers. Prior to the formation of the Committee, all compensation programs, including those for our named executive officers, were administered by our board of directors and all functions of the Committee described below were performed by our board of directors.

Compensation Philosophy and Objectives

The objectives of our compensation programs are to attract and retain key executives, align the interests of our executives with those of our stockholders, and motivate and reward individual performance and contributions. The key elements of our compensation program are salary, annual bonus and long-term incentive compensation. We use these elements to meet our compensation objectives as follows:

•	Attract and retain key executives. We believe that to attract and retain talented executives, we must offer compensation that is competitive. We also believe that our executive officers are critical to the long-term success of our company. To facilitate their retention, we entered into employment agreements with Messrs. Harrison, Dubberstein and Graves during 2006, and Messrs. Porter and Starke and during 2007, on terms that we believe are competitive. In setting the salary and bonus for each of these individuals pursuant to such employment agreements, our board of directors believed that the combined value of base salary and bonus was competitive with that paid to similarly situated executives.

•	Align the interests of our executives with those of our stockholders. In 2009, the Company used restricted stock awards to provide long-term incentive compensation and to align the financial interests of our executives with those of our stockholders. For a discussion of the Company’s long-term incentive policy and equity awards, see “Long Term Incentive Compensation” below.

•	Motivate and reward individual performance and contributions. The Company’s evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Individual performance and level of responsibility are considered in determining an executive’s annual salary, and are important factors in deciding discretionary bonuses and equity awards.

Compensation Benchmarking

To ensure our compensation is competitive, the Committee considers the competitive market for talent and compensation levels provided by comparable companies and seeks to minimize significant differences that could negatively impact our ability to attract and retain exceptional executive officers. During the fourth quarter of 2009, the Committee, with the assistance of an external compensation consultant, Equilar, Inc., reviewed the compensation practices at peer companies with which we compete for business and/or talent. Equilar, Inc., an executive compensation research firm, was retained to provide a competitive market pay analysis, which included total compensation measurement services, proxy data studies, board of directors pay studies and market trends. The

Committee chose the companies listed below to serve as the peer group for its review because those companies, in the Committee’s opinion, consisted of direct competitors, similar sized companies within the energy industry, and Oklahoma-based energy companies with which we compete for talent.

•	Atwood Oceanics, Inc.

•	Basic Energy Services Inc.

•	Chesapeake Energy Corporation

•	Complete Production Services Inc.

•	Devon Energy Corporation

•	Helmerich & Payne Inc.

•	Key Energy Services Inc.

•	Patterson UTI Energy

•	Pioneer Drilling Company

•	Sandridge Energy Corporation

•	Union Drilling Inc.

After completing its review, the Committee determined that 2009 compensation for our executive officers was appropriate and competitive with similarly situated companies, and, therefore, decided to make no changes to our compensation structure or policies. The Committee plans to retain Equilar, Inc. or another compensation consultant during 2010 to provide further analysis of our compensation structure and philosophy.

Role of Executive Officers

In 2009, the Committee made all compensation decisions for our Chairman and Chief Executive Officer and, after receiving input from the Chairman and Chief Executive Officer, all other named executive officers of the Company. The Committee reviewed the performance of our Chairman and Chief Executive Officer, and following such review, determined to maintain the cash compensation of our Chief Executive Officer pursuant to his employment agreement, which is described in more detail below. The Committee, together with our Chairman and Chief Executive Officer, reviewed the performance of our other named executive officers, and our Chairman and Chief Executive Officer made compensation recommendations to the Committee with respect to our other named executive officers. No other executive officers were present at the time of such discussions. The Committee considered such recommendations when making its final compensation decision for all named executive officers other than our Chairman and Chief Executive Officer.

Base Salary

Prior to the establishment of the Committee, our board of directors annually reviewed the base salaries of our named executive officers. Since its establishment, the Committee has reviewed the base salaries of our named executive officers and, with respect to future salary determinations, will be reviewed by the Committee on an annual basis. The Committee considered various factors, including with regard to the position of the named executive officer, the compensation of executive officers of companies within the peer group described above, the performance of such executive officer, increases in responsibilities and recommendations of our Chairman and Chief Executive Officer with respect to base salaries of other named executive officers.

Each of our named executive officer’s annual base salary is discussed in more detail below. The annual base salary may be increased, but not decreased, at the discretion of the board of directors or the Committee. Based on the considerations described above, in August 2006, our board of directors established the annual base salary for Mr. Harrison at $450,000. The Committee decided to maintain such annual base salary for Mr. Harrison in 2007, 2008 and 2009. In April 2010, the Committee decided to increase Mr. Harrison’s base salary by the amount of his non-discretionary annual cash bonus set forth in his employment agreement with the Company, and eliminated the non-discretionary bonus required to be paid under such employment agreement. As a result, Mr. Harrison’s base salary was increased to $750,000 in April 2010. Based on the considerations described above, Mr. Dubberstein’s annual base salary was increased to $325,000 in April 2007, and Mr. Graves’ annual base salary was increased to $325,000 in July 2007. The Committee decided to maintain such annual base salaries for 2008 and 2009. In September 2008, Mr. Starke’s annual base salary was increased to $150,000. In January 2010, Mr. Porter’s annual base salary was increased to $250,000. See “Summary Compensation Table” below. The terms of each executive officer’s employment agreement are discussed in more detail under the heading “Employment Agreements” below.

Bonus

Under the terms of his prior employment agreement with the Company, our Chief Executive Officer was eligible to receive an annual bonus in an amount not less than 66.7% of his annual base salary. The compensation provided in that employment agreement was established by our board of directors based upon an assessment of the compensation practices and competitive market conditions existing at such time. See “Employment Agreements” below. In 2009, we paid our Chief Executive Officer the compensation required under his employment agreement, including the minimum bonus required under that agreement, which was $300,000. The Committee did not make any determination whether or not to pay such bonus, as it was required under the employment agreement. The Committee did determine not to pay a bonus that was higher than the minimum amount required because it believed that such amount was sufficient, when aggregated with his base salary, to cause the cash component of his compensation to be comparable to similarly situated executives of our competitors. The Committee did not consider any other factors in making such determination.

In 2009, our other named executive officers were eligible to receive an annual bonus if recommended by our Chairman and Chief Executive Officer and approved by the Committee in its discretion. Our President, Chief Financial Officer, Executive Vice President of Operations, and Chief Accounting Officer did not receive cash bonuses in 2009. The decision to not pay such cash bonuses was based on various factors, including our profitability and overall financial performance in 2009. Further details regarding the 2009 bonus for our Chairman and Chief Executive Officer is set forth under the heading “Summary Compensation Table” below.

Long-Term Incentive Compensation

2009 Awards.  In January 2009, the Committee granted restricted stock awards of 112,395 shares to Mr. Harrison, 71,429 shares to Mr. Dubberstein, 81,148 shares to Mr. Graves, 22,573 shares to Mr. Starke, and 10,000 shares to Mr. Porter, under our 2006 Stock Incentive Plan described in more detail below. Half of these shares of restricted stock vested on February 25, 2010, and the remaining half vest on February 25, 2011, subject to earlier vesting or forfeiture in certain circumstances. The Committee also granted restricted stock awards of 11,240 shares to each of Messrs. Hill, House, Houston and Snipes. These shares of restricted stock vested immediately prior to our 2009 annual meeting of stockholders, which was held on November 13, 2009. The awards were made in the discretion of the Committee to help incentivize these directors and executive officers by maintaining a comparable value of unvested shares of restricted stock as they had prior to recent vestings.

2010 Awards.  In April 2010, the Committee granted restricted stock awards of 334,000 shares to Mr. Harrison, 330,000 to Mr. Dubberstein, 330,000 to Mr. Graves, 27,000 shares to Mr. Starke, and 50,000 shares to Mr. Porter under our 2006 Stock Incentive Plan. 200,000 of the shares awarded to each of Messrs. Harrison, Dubberstein and Graves were for their extraordinary efforts and success in consummating the Company’s joint venture transaction with Carso Infraestructura y Construccion, S.A.B. de C.V. and revolving credit facility with Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa. Of these shares, 50,000 vested immediately upon the date of grant, and the remainder vest in three equal annual installments beginning on January 1, 2011, subject to earlier vesting or forfeiture in certain circumstances. The remainder of the issued restricted stock award shares vest in three equal installments beginning on February 25, 2011, subject to earlier vesting or forfeiture in certain circumstances. The Committee also granted restricted stock awards of 15,000 shares to each of the Company’s non-employee directors, Messrs. Hill, House, Houston and Snipes. These shares of restricted stock vest upon the earlier to occur of February 25, 2011 or the day preceding our 2010 annual meeting of stockholders, and are subject to earlier vesting or forfeiture in certain circumstances.

Long-Term Incentive Policy.  Although in the past we awarded both options and restricted stock as part of our long-term incentive compensation program, our board of directors and the Committee believe that restricted stock awards are an essential component of our compensation strategy, and we intend to continue offering such awards in the future. Further, we anticipate that any equity awards granted to our directors and executive officers will be in the form of restricted stock. The Committee may also determine to issue other forms of stock-based awards to our named executive officers or other eligible participants under our 2006 Stock Incentive Plan or other equity incentive plans in effect at that time. Our current equity incentive plans are described under the headings “2006 Stock Incentive Plan” and “2005 Stock Incentive Plan” below.

If there is a change of control of the Company, as defined in our 2006 Stock Incentive Plan, the vesting for any restricted shares granted that have not yet vested will be accelerated to immediately prior to the date of the change of control, provided the eligible holder has remained a director, employee or consultant of ours or one of our affiliates through the date of such change of control.

Perquisites and Other Personal Benefits

Our company provides our named executive officers with a limited number of perquisites or other personal benefits, primarily consisting of company vehicles and club memberships, that we believe help provide a competitive package of compensation and benefits. The value of these benefits is disclosed under the heading “Summary Compensation Table” below.

Broad-Based Employee Benefits

401(k) Plan.  We have a defined contribution retirement plan in which certain of the named executive officers currently participate. The retirement plan is a tax qualified 401(k) plan that covers all U.S. employees including the named executive officers. Under the plan, we match 100% of employees’ contributions up to 5% of eligible compensation, up to a maximum in 2009 of $16,500, or $22,000 for employees eligible for additional catch up contribution limits. Employee and employer contributions vest immediately.

Our named executive officers are eligible to participate in all of our other employee benefit plans which include medical, dental, group life, disability and accidental death and dismemberment insurance, in each case on the same basis as all other employees. Certain of our executive officers receive supplemental health insurance.

Employment Agreements

We believe that employment agreements are critical to the attraction and retention of certain of our key executive officers. Employment agreements with D. Frank Harrison, our Chairman of the Board and Chief Executive Officer, and Mark Dubberstein, our President, were each entered into effective as of August 8, 2006, as amended on August 2, 2007. On April 19, 2010, the Company entered into an amended and restated employment agreement with Mr. Harrison. Pursuant to the amended and restated employment agreement, Mr. Harrison’s non-discretionary annual bonus was eliminated and his annual base salary was increased by the amount of his non-discretionary annual bonus required to be paid under his prior employment agreement. The amended and restated employment agreement also allows Mr. Harrison to utilize the Company’s computer facilities and the services of one of the company’s secretarial/administrative employees to provide routine accounting, records maintenance and preparation for tax returns for him (and his family’s) personal business investments and activities; provided, that, such payment and use of services be subject to annual review by the board of directors (or the Committee). An employment agreement was entered into with Zachary M. Graves effective as of August 8, 2006, as amended on August 2, 2007, and again amended on January 6, 2010 to reflect his change in title from Chief Financial Officer, Treasurer and Secretary to Executive Vice President of Operations. An employment agreement was entered into with Steven Starke, our Chief Accounting Officer, effective as of August 3, 2007. An employment agreement was entered into with Matthew S. Porter, effective as of July 15, 2007, and as amended and restated on January 6, 2010 to reflect his change in title from Vice President of Corporate Finance to Chief Financial Officer, Treasurer and Secretary. As used in this section, all references to an individual’s employment agreement will describe the agreement as amended, if applicable. Each employment agreement has a three-year term, subject to extensions for one additional year so that the remaining term will be not less than two nor more than three years. In May 2010, the

Company did not extend Messrs. Dubberstein, Porter or Starke’s employment agreements. Therefore, Mr. Dubberstein’s employment agreement terminates on August 8, 2012, Mr. Porter’s employment agreement terminates on January 5, 2013, and Mr. Starke’s employment agreement terminates on August 3, 2012. Annual base salaries are currently $750,000 per year for Mr. Harrison, $325,000 per year for Mr. Dubberstein, $325,000 per year for Mr. Graves, $150,000 per year for Mr. Starke, and $250,000 per year for Mr. Porter. Messrs. Harrison, Dubberstein, Graves, Starke and Porter are eligible to receive an annual discretionary bonus as established by the board of directors or the Committee. If we terminate an employment agreement without cause, the executive officer is entitled to severance pay in an amount equal to: (1) the base salary earned and unpaid through the date of such termination plus the executive officer’s base salary for the remainder of the term of his agreement; provided, however, that such amount may not be less than twice the base salary in effect on the date of the termination, plus (2) the greater of any target bonus for the year of termination or the average of the two immediately preceding years’ annual discretionary incentive bonuses; plus (3) any vacation pay accrued through the date of the termination. In addition, for a period of the greater of 24 months after such termination or the remainder of the term of the executive officer’s agreement, the Company will continue to provide the executive officer (and his family, as applicable) with medical, dental, and life insurance and other similar benefits.

We believe that the executive’s performance generally may be hampered by distraction, uncertainty and other activities in the event of an actual or threatened change of control event. To reduce such adverse effects and encourage fair treatment of our executive officers in connection with any such change of control event, the above-referenced employment agreements include change of control protections. If, within two years following a change of control the Company terminates the employment of any such executive officer with or without cause or such executive officer resigns with or without cause or good reason, such executive officer would be entitled to a severance payment, payable in a lump sum in cash following such executive officer’s termination, in an amount equal to three times the sum of (1) his highest paid annual base salary, plus (2) the bonus calculated as discussed below, plus any applicable gross-up payment. We believe that the double trigger requiring both (1) the termination with or without cause or resignation with or without cause or good reason and (2) a change of control event is appropriate to provide fair treatment of these named executive officers without creating a windfall.

For Messrs. Harrison, Dubberstein and Graves, the bonus paid upon qualifying termination in the event of a change of control will be calculated based on the average of the last three years’ discretionary annual bonuses or such lesser number of years as such executive may have been employed. For Messrs. Starke and Porter, the bonus payable upon qualifying termination in the event of a change of control will be the greater of any target bonus for the year of termination or the highest bonus paid to him during his employment with the Company.

The employment agreements also provide that in the event of a termination of the executive officer’s employment (1) by the Company without cause, (2) by the executive officer for good reason or (3) in connection with a change of control, (a) all units, stock options, incentive stock options, performance shares, stock appreciation rights and restricted stock held by such executive officer immediately prior to such termination will immediately become 100% vested and (b) the executive officer’s right to exercise any previously unexercised options will not terminate until the latest date on which such option would expire but for the executive officer’s termination of employment.

As defined in the employment agreements, “change of control” occurs in the event any individual, entity or group acquires beneficial ownership of 40% or more of either (a) the then outstanding shares of Company common stock or (b) the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, provided that any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company will not constitute a “change in control.” In addition, a change of control occurs when the individuals who, as of the date of these employment agreements, constitute the Company’s board of directors (the “incumbent board”) cease for any reason to constitute at least a majority of the board of directors. Any individual becoming a director subsequent to the date of these employment agreements whose election, or nomination for election by our stockholders, is approved by a vote of at least a majority of the directors then comprising the incumbent board will be considered a member of the incumbent board as of the date thereof, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the incumbent board will not be deemed a member of the incumbent board as of the date of these employment agreements. In addition, a change of control will occur upon the consummation of certain specified business combinations and upon the approval by our stockholders of a complete liquidation or dissolution of the Company.

The employment agreements also provide that in the event of termination upon the disability of the executive officer, the Company will pay him his base salary in effect on the date of termination through the remaining term of the employment agreement, but in any event through the expiration date. The payment of such amounts will be made during the remaining term of the employment agreements in installments consistent with the Company’s normal payroll practices; provided, however, that if the named executive officer is a “specified employee” as defined in regulations under Section 409A of the Internal Revenue Code, such payments will commence on the first payroll payment date that is more than six months following the termination date and the first payment will include any amounts that would have otherwise been payable during the six-months period. Notwithstanding the foregoing, the amounts payable to the executive officer in the event of termination upon disability will be reduced by any benefits payable under any of the Company’s disability plans to such executive officer. If the executive officer dies during the term of his employment agreement, his employment will be terminated on such date and his estate will be entitled to receive his base salary for a period of twelve months after the effective date of such termination any other benefits accrued through the effective date of such termination.

In addition, in the event it is determined that any payment or distribution by the Company or its subsidiaries or affiliates to or for the benefit of the executive officer (whether paid or payable or distributed or distributable pursuant to the terms of his employment agreement or otherwise) is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties related to such excise tax, the executive officer will be entitled to receive an additional gross-up payment from the Company. The gross-up payment will be equal to the amount such that after payment by the executive officer of all taxes (including the excise tax, income taxes, interest and penalties imposed with respect to such taxes) on the gross-up payment, the executive officer will retain an amount of the gross-up payment equal to the excise tax imposed on the payment or distribution to or for the benefit of such executive officer.

The agreements also provide that each executive officer may not, during the term of his employment with the Company and for a period extending one year from the date of the termination of his employment with the Company, disclose any confidential information regarding the Company or use any such confidential information for any purpose other than the performance of his employment with the Company. Each executive officer is also prohibited, during the term of his employment with the Company and for a period of six months following the termination of his employment with the Company for any reason other than without cause or in connection with a change of control, from soliciting, inducing, enticing or attempting to entice any employee, contractor, customer, vendor or subcontractor to terminate or breach any relationship with the Company or any of its subsidiaries or affiliates.

Further details regarding potential payments to these named executive officers upon termination or following a change of control event is set forth below under the heading “Potential Payments upon Termination or Change-in-Control.”

Other Change of Control Arrangements

To promote retention of executives, restricted stock grants contain “change of control” provisions, which trigger full vesting upon a change of control. We believe that these acceleration provisions are generally consistent with our competitors’ change of control protections offered to their similarly situated officers. Potential payments to our Chairman and Chief Executive Officer and other named executive officers upon termination or following a change of control event are set forth under the heading “Potential Payments upon Termination or Change-in-Control.”

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility for federal income tax purposes of executive compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1,000,000 per year, but contains an exception for certain performance-based compensation.

Our policy is to periodically review and consider whether particular compensation and incentive payments to our executives will be deductible for federal income tax purposes. We intend, to the extent feasible and when we believe it is in the best interests of our Company and our stockholders, to attempt to qualify executive compensation as tax deductible where it does not adversely affect the development and execution of our compensation plans.

Compensation Committee Report on Executive Compensation

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee authorized, approved and recommended the inclusion of the Compensation Discussion and Analysis in this annual report on Form 10-K, as amended.

The foregoing report is provided by the following directors, who constitute the Committee.

COMPENSATION COMMITTEE

William R. Snipes, Chairman
Dr. Gary C. Hill
David W. House

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain information with respect to the total compensation earned by our named executive officers during the years ended December 31, 2009, 2008 and 2007.

Name and Principal				Stock	Option	All Other
Position	Year	Salary	Bonus(1)	Awards(2)	Awards	Compensation(3)	Total

D. Frank Harrison	2009	$467,308	$300,000	$593,446	—	$29,872	$1,390,626
Chairman and Chief	2008	$450,000	$300,000	$671,000	—	$22,334	$1,443,334
Executive Officer	2007	$450,000	$300,000	—	—	$15,577	$765,577
Mark Dubberstein(4)	2009	$337,500	—	$377,145	—	$38,286	$752,931
President	2008	$325,000	$100,000	$447,329	—	$37,784	$910,113
	2007	$291,346	$100,000	$385,500	—	$25,007	$801,853
Zachary M. Graves(5)	2009	$337,500	—	$428,461	—	$23,036	$788,997
Executive Vice President	2008	$325,000	$100,000	$648,629	—	$14,373	$1,088,002
of Operations	2007	$272,115	$100,000	$385,500	—	$17,395	$775,010
Steven R. Starke(6)	2009	$155,769	—	$119,185	—	$7,788	$282,742
Chief Accounting Officer	2008	$134,615	$20,000	$134,764	—	$6,731	$296,110
	2007	$122,692	$20,000	$77,100	—	$8,488	$228,280
Matthew S. Porter(7)	2009	$234,231	—	$52,800	—	$8,327	$295,358
Chief Financial Officer,	2008	$197,308	—	$134,200	—	$7,789	$339,297
Treasurer and Secretary	2007	$117,500	$25,000	$77,100	—	$5,875	$225,475
Larry Bartlett(8)	2009	—	—	—	—	—	—
Former Senior Vice	2008	$167,019	—	$380,229	—	$601,585	$1,148,833
President of Rig Operations	2007	$225,000	$25,000	$385,500	—	$16,488	$651,988

(1)	Reflects cash award paid in 2009, 2008 and 2007, respectively.

(2)	Reflects the aggregate grant date fair value of equity awards granted in the respective years computed in accordance with ASC Topic 718.

(3)	Reflects (a) the amount of our matching contributions to our 401(k) plan for the benefit for the named executive officer: (1) $21,978 for 2009, $15,577 for 2008, and $15,577 for 2007 for Mr. Harrison, (2) $16,875 for 2009, $13,125 for 2008 and $13,942 for 2007 for Mr. Dubberstein, (3) $11,875 for 2009, $11,250 for 2008 and

$11,106 for 2007 for Mr. Graves, (4) $20,500 for 2008, $11,250 for 2007 for Mr. Bartlett, (5) $7,788 for 2009, $6,731 for 2008 and $6,135 for 2007 for Mr. Starke and (6) $8,327 for 2009, $7,789 for 2008 and $5,875 for 2007 for Mr. Porter; (b) the amount of club membership dues: (1) $5,228 for 2009 and $1,292 for 2007 for Mr. Graves, (2) $1,576 for 2008 and $3,720 for 2007 for Mr. Bartlett, (3) $8,576 for 2009 and $12,246 for 2008 for Mr. Dubberstein and (4) $2,353 for 2007 for Mr. Starke; (c) the amount of personal use of company vehicles: (1) $3,332 for 2009, $958 for 2008 and $4,997 for 2007 for Mr. Graves, (2) $1,722 for 2009 for Mr. Dubberstein and (2) $3,704 for 2008 and $761 for 2007 for Mr. Bartlett; (d) medical expenses paid by the Company: (1) $7,894 for 2009 and $6,757 for 2008 for Mr. Harrison, (2) $11,113 for 2009, $12,413 for 2008 and $11,065 for 2007 for Mr. Dubberstein, (3) $2,601 for 2009 and $2,165 for 2008 for Mr. Graves, (4) $3,324 for 2008 and $757 for 2007 for Mr. Bartlett and (e) the amount of severance expense paid by the Company upon termination of employment of our former Senior Vice President of Rig Operations ($572,481 for Mr. Bartlett).

(4)	Mr. Dubberstein has served as our President since June 2007. Mr. Dubberstein previously served as our General Counsel from January 2006 to June 2007.

(5)	Mr. Graves has served as our Executive Vice President of Operations since January 2010. Mr. Graves previously served as our Chief Financial Officer, Treasurer and Secretary from April 2005 to January 2010.

(6)	Mr. Starke has served as our Chief Accounting Officer since June 2007. Mr. Starke previously served as our Controller from May 2005 to June 2007.

(7)	Mr. Porter has served as our Chief Financial Officer, Treasurer and Secretary since January 2010. Mr. Porter previously served as our Vice President of Corporate Finance from June 2007 to January 2010, and our manager of corporate development from June 2006 to May 2007.

(8)	Mr. Bartlett’s employment with Company was terminated on September 10, 2008.

Grants of Plan-Based Awards

The following table contains information with respect to the named executive officers concerning grants of plan-based awards during 2009.

			All Other
		All Other	Option
		Stock Awards:	Awards:		Grant Date
		Number of	Number of		Fair Value of
		Shares of	Securities	Exercise or	Stock and
		Stock or Units	Underlying	Base Price of	Option
Name	Grant Date	(1)	Options	Option Awards	Awards(2)

D. Frank Harrison	01/30/2009	112,395	—	—	$593,446
Mark Dubberstein	01/30/2009	71,429	—	—	$377,145
Zachary M. Graves	01/30/2009	81,148	—	—	$428,461
Steven R. Starke	01/30/2009	22,573	—	—	$119,185
Matthew S. Porter	01/30/2009	10,000	—	—	$52,800

(1)	Reflects shares of restricted stock awarded in January 2009 under our 2006 Stock Incentive Plan.

(2)	Reflects the grant date fair value of each equity award computed in accordance with ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information with respect to the named executive officers concerning outstanding equity awards at December 31, 2009.

	Option Awards				Stock Awards
						Market
	Number of	Number of			Number of	Value of
	Securities	Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Options	Options	Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested	Vested(1)

D. Frank Harrison	—	—	—	—	137,395	$696,593
Mark Dubberstein	—	—	—	—	96,429	$488,895
Zachary M. Graves	—	—	—	—	113,648	$576,195
Steven R. Starke	—	—	—	—	29,261	$148,353
Matthew S. Porter	—	—	—	—	16,667	$84,502

(1)	Calculated by multiplying the number of unvested shares of restricted stock by the closing price of our common stock on The NASDAQ Global Select Market on December 31, 2009, or $5.07.

Option Exercises and Stock Vested

The following table contains information with respect to the named executive officers concerning option exercises and stock vested in fiscal 2009.

	Option Awards		Stock Awards
	Number of Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized on
Name	Exercise	Exercise	Acquired on Vesting	Vesting(1)

D. Frank Harrison	—	—	97,222	$555,277
Mark Dubberstein	—	—	50,000	$296,333
Zachary M. Graves	—	—	72,500	$429,683
Steven R. Starke	—	—	15,063	$89,273
Matthew S. Porter	—	—	6,667	$35,069

(1)	Calculated by multiplying the number of shares of restricted stock by the closing price of our common stock on The NASDAQ Global Select Market on the date of vesting.

Nonqualified Deferred Compensation

We do not currently have in place any nonqualified deferred compensation arrangements.

Pension Benefits

We do not currently offer any pension benefits.

Potential Payments upon Termination in the Event of Change-in-Control

The following table sets forth the potential payments due to our named executive officers assuming the executive’s employment was terminated in the event of a change-in-control at December 31, 2009. Termination in the event of a change-in-control is described under the heading “Employment Agreements” above.

				Vesting of
				Restricted	Excise Tax
Name	Salary(1)	Bonus		Stock(4)	Gross-Up	Total

D. Frank Harrison	$1,350,000	$900,000	(2)	$696,593	—	$2,946,593
Mark Dubberstein	$975,000	$200,000	(2)	$488,895	—	$1,663,895
Zachary M. Graves	$975,000	$200,000	(2)	$576,195	—	$1,751,195
Steven R. Starke	$450,000	$82,500	(3)	$148,353	—	$680,853
Matthew S. Porter	$660,000	$75,000	(3)	$84,502	$310,032	$1,129,534

(1)	Calculated as an amount equal to three times the named executive officers’ highest paid annual base salary.

(2)	Calculated as an amount equal to three times the named executive officers’ average bonus for the last three years or such lesser number of years as the named executive officers may have been employed.

(3)	Calculated as an amount equal to three times the named executive officer’s highest paid annual bonus during his employment with the Company.

(4)	Calculated by multiplying the number of unvested shares of restricted stock by the closing price of our common stock on The NASDAQ Global Select Market on December 31, 2009, or $5.07.

Termination Without Cause or For Good Reason

The following table sets forth the potential payments due to our named executive officers assuming the executive’s employment was terminated by us without cause or by the executive for good reason at December 31, 2009. There would be no potential payments due to a named executive officer upon the executive’s voluntary termination, except for termination by the executive for good reason. These termination events are described under the heading “Employment Agreements” above.

			Vesting of	Continued
			Restricted	Benefit Plan
Name	Salary(1)	Bonus(2)	Stock(3)	Coverage(4)	Total

D. Frank Harrison	$1,162,500	$300,000	$696,593	$21,111	$2,180,204
Mark Dubberstein	$839,583	$50,000	$488,895	$26,195	$1,404,673
Zachary M. Graves	$839,583	$50,000	$576,195	$26,195	$1,491,973
Steven R. Starke	$387,500	$10,000	$148,353	$26,195	$572,048
Mathew S. Porter	$559,167	—	$84,502	$30,420	$674,089

(1)	Calculated as an amount equal to the named executive officers’ base salary as in effect on the termination date continuing through the remaining term of each named executive officer’s agreement.

(2)	Calculated as the greater of any target bonus for the year of termination or the average of the immediately preceding two years’ annual incentive bonuses received by the named executive officer or such lesser number of years as the named executive officer may have been employed.

(3)	Calculated by multiplying the number of unvested shares of restricted stock by the closing price of our common stock on The NASDAQ Global Select Market on December 31, 2009, or $5.07.

(4)	Reflects the estimated cost to us to provide existing medical and dental benefits to each named executive officer for the time period remaining in each named executive officer’s agreement.

Termination Upon Death

In the event of the death of our Chief Executive Officer, President, Chief Financial Officer, Executive Vice President of Operations, or Chief Accounting Officer, the executive’s beneficiary will receive the named executives’ base salary for a period of 12 months and any benefits accrued through the date of death. At December 31, 2009, the base salary of our (1) Chief Executive Officer was $450,000, (2) President was $325,000, (3) Chief Financial Officer was $220,000, (4) Executive Vice President of Operations was $325,000, and (5) Chief Accounting Officer was $150,000.

Termination Upon Disability

In the event of the disability of our Chief Executive Officer, President, Chief Financial Officer, Executive Vice President of Operations or Chief Accounting Officer, the executive will continue to receive his base salary through the remaining term of his employment agreement. Had the event occurred at December 31, 2009, our Chief Executive Officer would be entitled to $1,162,500, our President would be entitled to $839,583, our Chief Financial Officer would be entitled to $559,167, our Executive Vice President of Operations would be entitled to $839,583 and our Chief Accounting Officer would be entitled to $387,500.

Director Compensation

The following table contains information with respect to 2009 compensation of our directors who served in such capacity during that year, except directors who are also our named executive officers who do not receive compensation for services as directors.

Director’s Compensation Table for the Fiscal Year Ended December 31, 2009

	Fees Earned
	or Paid in	Stock	Option	All Other
Name	Cash	Awards(1)	Awards	Compensation	Total

Gary C. Hill	$36,000	$59,347	—	—	$95,347
David W. House	$36,000	$59,347	—	—	$95,347
David L. Houston	$36,000	$59,347	—	—	$95,347
William R. Snipes	$36,000	$59,347	—	—	$95,347

(1)	Reflects the aggregate grant date fair value of each equity award computed in accordance with ASC Topic 718.

Historically, our non-employee directors were paid a monthly retainer of $1,000 and a per meeting attendance fee of $500 and were reimbursed for all ordinary and necessary expenses incurred in the conduct of our business. To ensure the compensation of our directors is competitive with other similarly situated directors, the Committee, with the assistance of an external compensation consultant, Equilar, Inc., reviewed the director compensation practices at the peer companies described above under the heading “Compensation Benchmarking.” After completing its review in the fourth quarter of 2008, the Committee determined that the Company’s historical compensation for directors was not competitive with similarly situated companies. The Committee, therefore, recommended to our board of directors that the cash component of director compensation be increased to a monthly retainer of $3,000, without per meeting attendance fees. The Committee believed that per meeting attendance fees were unnecessary, as the incentive to attend board meetings should be to comply with director fiduciary duties as opposed to cash compensation. Furthermore, despite many peer companies compensating board members for committee membership, the Committee concluded that each non-employee director should serve on board committees without additional compensation. Our board of directors approved such recommendations, which were implemented after our 2008 annual meeting of stockholders held on November 17, 2008. In 2009, the Committee determined to maintain such payments for each non-employee director.

In January 2009, the Committee granted restricted stock awards of 11,240 shares to each of Messrs. Hill, House, Houston and Snipes under our 2006 Stock Incentive Plan. These shares of restricted stock vested on November 12, 2009, the day preceeding our 2009 Annual Meeting of Stockholders. These awards were made in the discretion of the Committee to help incentivize these directors by maintaining a comparable value of unvested shares of restricted stock they had prior to recent vestings. In April 2010, the Committee granted restricted stock awards of 15,000 shares to each of Messrs. Hill, House, Houston and Snipes under our 2006 Stock Incentive Plan. These shares of restricted stock vest upon the earlier to occur of February 25, 2011 or the day preceding our 2010 annual meeting of stockholders, and are subject to earlier vesting or forfeiture in certain circumstances. We anticipate that in the future our non-employee directors will receive restricted stock awards, rather than options, in such amounts that will be determined by the Committee in its discretion. Members of our board of directors who are also officers or employees of our company, including our named executive officers, do not receive any additional compensation for their services as directors.

2006 Stock Incentive Plan

Our board of directors and a majority of our stockholders approved our 2006 Stock Incentive Plan, which we refer to as the 2006 Plan, effective April 20, 2006. No further awards will be made under our 2005 Stock Incentive Plan discussed below. The purpose of the 2006 Plan is to provide a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of one or more of the following awards: (1) incentive stock options, (2) nonstatutory stock options, (3) restricted awards, (4) performance awards and (5) stock appreciation rights.

The purpose of the plan is to enable our company, and any of its affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to our long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of our stockholders.

Eligible award recipients are employees, consultants and directors of our company and its affiliates. Incentive stock options may be granted only to our employees. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of our authorized but unissued common stock, and the maximum aggregate amount of such common stock that may be issued upon exercise of all awards under the plan, including incentive stock options, may not exceed 2,500,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure.

In January 2009, the Committee granted restricted stock awards of (i) 112,395 shares to Mr. Harrison, (ii) 71,429 shares to Mr. Dubberstein, (iii) 81,148 shares to Mr. Graves, (iv) 22,573 shares to Mr. Starke, and (v) 10,000 shares to Mr. Porter under our 2006 Stock Incentive Plan. Half of these shares of restricted stock vested on February 25, 2010, and the remaining half vest on February 25, 2011, subject to earlier vesting or forfeiture in certain circumstances.

In April 2010, the Committee granted restricted stock awards of 334,000 shares to Mr. Harrison, 330,000 to Mr. Dubberstein, 330,000 to Mr. Graves, 27,000 shares to Mr. Starke, and 50,000 shares to Mr. Porter under the 2006 Plan. 200,000 of the shares awarded to each of Messrs. Harrison, Dubberstein and Graves were for their extraordinary efforts and success in consummating the Company’s joint venture transaction with Carso Infraestructura y Construccion, S.A.B. de C.V. and revolving credit facility with Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa. Of these shares, 50,000 vested immediately upon the date of grant, and the remainder vest in three equal annual installments beginning on January 1, 2011, subject to earlier vesting or forfeiture in certain circumstances. The remainder of the issued restricted stock award shares vest in three equal installments beginning on February 25, 2011, subject to earlier vesting or forfeiture in certain circumstances.

As of November 4, 2010, no options to purchase shares of our common stock were outstanding and 1,258,496 shares of restricted common stock were outstanding under our 2006 Plan. There were 73,878 shares available for future grants under our 2006 Plan as of November 4, 2010.

2005 Stock Incentive Plan

Our 2005 Stock Incentive Plan, which we refer to as the 2005 Plan, was adopted on July 20, 2005 and amended on November 16, 2005. The purpose of the 2005 Plan was to enable us, and any of our affiliates, to attract and retain the services of the types of employees, consultants and directors who would contribute to our long-range success and to provide incentives which were linked directly to increases in share value which will inure to the benefit of our stockholders. The 2005 Plan provided a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of our common stock through the granting of incentive stock options and nonstatutory stock options. Eligible award recipients under the 2005 Plan were our and our affiliates’ employees, consultants and directors. Incentive stock options under the 2005 plan could be granted only to employees. Awards other than incentive stock options under the 2005 Plan could be granted to employees, consultants and directors. The shares that may be issued upon exercise of the options are from authorized but unissued common stock, and the maximum aggregate amount of such common stock which may be issued upon exercise of all awards under the plan, including incentive stock options, could not exceed 1,000,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. Under the 2005 Plan, employee stock options generally became exercisable in equal monthly installments over a three-year period, and all options generally expire ten years after the date of grant. All options granted pursuant to the 2005 Plan have been cancelled. No further awards will be made under this plan.

Liability Insurance and Indemnification Agreements

We have obtained liability insurance for our current directors and officers. We have also entered into contractual indemnification arrangements with our directors and executive officers under which we have agreed, in certain circumstances, to compensate them for costs and liabilities incurred in actions brought against them while acting as directors or executive officers of our company.

Compensation Committee Interlocks and Insider Participation

We currently maintain a compensation committee. The Committee was established by our board of directors effective as of March 25, 2007. The Committee is composed of Messrs. Snipes (chair), House and Hill.

No Committee member is or was during the fiscal year ended December 31, 2009 an officer or employee of us or any of our subsidiaries, was formerly an officer or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a director or member of the Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Committee or as one of our directors.

Equity Compensation Plan Information

The following table provides information as of December 31, 2009 with respect to shares of our common stock that may be issued under our equity compensation plans as of December 31, 2009.

Number of
Securities
	Number of		Remaining
	Securities to be	Weighted Average	Available for
	Issued Upon	Exercise Price per	Future Issuance
	Exercise of	Share of	Under Equity
	Outstanding	Outstanding	Compensation
	Options,	Options,	Plans (Excluding
	Warrants	Warrants	Securities Reflected
Plan Category	and Rights	and Rights	in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	—	—	73,878
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	73,878

As of November 4, 2010, we had no options to purchase shares of our common stock outstanding. As of November 4, 2010, we had issued 2,426,122 shares of our restricted stock under the 2006 Plan. The securities remaining available for future issuance reflect securities that may be issued under the 2006 Plan, as no more shares remain available for the grant of awards under the 2005 Plan.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth as of November 4, 2010 (unless otherwise specified) the number and percentage of shares of our common stock beneficially owned by (1) each person known by us to beneficially own more than 5% of the outstanding shares of our common stock, and (2) each of our directors, each of our named executive officers, and all of our directors and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership is based upon the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of our common stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of November 4, 2010 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our common stock is based upon 28,434,449 shares of our common stock outstanding as of November 4, 2010. To our knowledge, except as set forth in the footnotes to this table, the beneficial owners named in the table below have sole voting and investment power with respect to all shares of capital stock held by them.

Principal Stockholders

	Shares Beneficially		Percent Beneficially
Name and Address of Beneficial Owner	Owned		Owned(5)

5% Stockholders
Third Avenue Management LLC	5,628,487	(1)	19.79%
622 Third Avenue
32 Floor
New York, NY 10017
Inmobiliaria Carso S.A. de C.V	4,200,000	(2)	14.77%
Insurgentes Sur #3500
PB Col. Pena Pobre
Delegacion Tlalpan, CP
14060 Mexico D.F. Mexico
MetLife Advisers, LLC	3,755,857	(3)	13.21%
501 Boylston Street
Boston, MA 02116
Dimensional Fund Advisors LP	2,012,857	(4)	7.08%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 16, 2010 on behalf of Third Avenue Management LLC, or TAM. TAM, in its capacity as investment advisor, has sole power to vote or to direct the vote with respect to 5,628,487 shares of our common stock and has sole power to dispose or to direct the disposition of 5,628,487 shares of our common stock. Met Investors Series Trust-Third Avenue Small Cap Portfolio, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 3,755,857 of the shares reported by TAM, OFI Select-Third Avenue US Equity Fund (SICAV), an offshore fund for which TAM acts as investment advisor, has the right to receive dividends from, and the proceeds from the sale of, 95,775 of the shares reported by TAM, Third Avenue Small Cap Value Fund, an investment company registered under the Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 1,663,262 of the shares reported by TAM, Third Avenue Small Cap Value Fund UCITS, an umbrella open-ended investment company authorized by the Irish Financial Services Regulatory Authority under the European Communities (Undertakings for Collective Investment in Transferable Securities) Regulations, has the right to receive dividends from, and the proceeds from the sale of, 900 of the shares reported by TAM, Touchstone Variable Series Trust-Touchstone Third Avenue Value Fund, an investment company registered under the Investment

Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 112,693 of the shares reported by TAM.

(2)	Based solely upon information obtained from Schedule 13D/A filed with the SEC on March 8, 2010 by Inmobiliaria Carso, S.A. de C.V., or Inmobiliaria, and Carso Infraestructura y Construccion, S.A.B. de. C.V., or CICSA. Pursuant to the Schedule 13D/A, Inmobiliaria beneficially owns directly 4,200,000 shares of our common stock as of March 8, 2010. CICSA directly owns a warrant, which represents the right, subject to certain terms, conditions and limitations, to purchase up to 5,440,770 shares of our common stock. As of March 8, 2010, the number of shares of our common stock issuable upon exercise of the warrant after giving effect to the limitations set forth in the warrant is 1,554,360 shares of our common stock. Mr. Carlos Slim Helú, Mr. Carlos Slim Domit, Mr. Marco Antonio Slim Domit, Mr. Patrick Slim Domit, Ms. Maria Soumaya Slim Domit, Ms. Vanessa Paola Slim Domit and Ms. Johanna Monique Slim Domit indirectly beneficially own a majority of the issued and outstanding voting and equity securities of each of Inmobiliaria and CICSA and therefore may be deemed to share beneficial ownership of all of the company shares beneficially owned by Inmobiliaria and CICSA. Due to the relationship among Inmobiliaria, CICSA and each of the individuals listed above, these reporting persons may be deemed to constitute a “group”, and therefore each reporting person may be deemed to beneficially own all of the company shares beneficially owned by Inmobiliaria and CICSA. Each of Inmobiliaria and CICSA disclaims beneficial ownership of all of the shares of our common stock that may be deemed to be beneficially owned by it except with respect to any shares of our common stock directly owned by such reporting person.

(3)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 10, 2010 by MetLife Advisers, LLC, or Met. Met, in its capacity as an investment advisor, serves as investment manager of each series of Met Investors Series Trust, or the Trust. In its role as investment manager of the Trust, Met has contracted with certain sub-advisers to make the day-to-day investment decisions for the certain series of the Trust. Pursuant to the 13G, Met has shared power to vote or to direct the vote with respect to 3,755,857 shares of our common stock and has shared power to dispose or direct the disposition of 3,755,857 shares of our common stock.

(4)	Based solely upon information obtained from Schedule 13G filed with the SEC on February 8, 2010 on behalf of Dimensional Fund Advisors LP, or Dimensional. Pursuant to the Schedule 13G, Dimensional, in its capacity as investment advisor, furnishes investment advice to investment companies, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries has sole power to vote or direct the vote with respect to 2,012,857 shares of our common stock and has sole power to dispose or to direct the disposition of 2,012,857 shares of our common stock, and may be deemed to be the beneficial owner of our shares held by the Funds. However, pursuant to the Schedule 13G, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5)	Determined by dividing the number of shares reported as beneficially owned by 28,434,449 shares of common stock outstanding.

Directors and Named Executive Officers

	Shares Beneficially		Percent Beneficially
Name	Owned		Owned

D. Frank Harrison	556,124	(1)	1.96%
Dr. Gary C. Hill	15,000	(2)	*
David L. Houston	41,240	(3)	*
David W. House	51,240	(4)	*
William R. Snipes	15,000	(5)	*
Mark Dubberstein	316,096	(6)	1.11%
Zachary M. Graves	443,193	(7)	1.56%
Matthew S. Porter	60,000	(8)	*
Steven R. Starke	55,238	(9)	*
Directors and executive officers as a group (10 persons)	1,553,131	(10)	5.46%

(1)	Includes 340,197 shares of unvested restricted stock over which Mr. Harrison has sole power to vote but disposition rights are currently restricted.

(2)	Includes 15,000 shares of unvested restricted stock over which Dr. Hill has sole power to vote but disposition rights are currently restricted.

(3)	Includes 15,000 shares of unvested restricted stock over which Mr. Houston has sole power to vote but disposition rights are currently restricted.

(4)	Includes 15,000 shares of unvested restricted stock over which Mr. House has sole power to vote but disposition rights are currently restricted.

(5)	Includes 15,000 shares of unvested restricted stock over which Mr. Snipes has sole power to vote but disposition rights are currently restricted.

(6)	Includes 315,714 shares of unvested restricted stock over which Mr. Dubberstein has sole power to vote but disposition rights are currently restricted.

(7)	Includes 320,574 shares of unvested restricted stock over which Mr. Graves has sole power to vote but disposition rights are currently restricted.

(8)	Includes 55,000 shares of unvested restricted stock over which Mr. Porter has sole power to vote but disposition rights are currently restricted.

(9)	Includes 38,286 shares of unvested restricted stock over which Mr. Starke has sole power to vote but disposition rights are currently restricted.

(10)	Includes 1,129,753 shares of unvested restricted stock over which the holder has sole power to vote but disposition rights are currently restricted.

*	Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Our officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms so filed. Based solely on our review of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were timely met.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review and Approval of Related Party Transactions

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with our business interest. This policy is included in our Code of Business Conduct and Ethics posted on our website. Each director and executive officer is instructed to always inform the designated compliance officer when confronted with any situation that may be perceived as a conflict of interest. Only our board of directors or a committee consisting solely of independent directors may grant waivers of the provisions of our Code of Business Conduct and Ethics for our executive officers and directors. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Under the audit committee charter, the audit committee of our board of directors is responsible for reviewing and monitoring compliance with our Code of Business Conduct and Ethics and recommending any warranted changes to the board of directors. In addition, our board of directors, and pursuant to its charter, our audit committee, reviews and approves all relationships and transactions in which we and our directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of our voting securities and their family members, have a direct or indirect material interest. Our board of directors and our audit committee will approve only those transactions that, in light of known circumstances, are consistent, or are not inconsistent with, our best interests, as they determine in the good faith exercise of their discretion.

Administrative Services Agreement and Lease of Space

The Company has entered into six noncancelable operating leases with Grace Properties, LLC, which we refer to as Grace Properties, that have expirations of July 31, 2011. Grace Properties is owned by Kim Snell, former President of Eagle Well Service, Inc. (d/b/a Bronco Energy Services), a wholly owned subsidiary of the Company. Mr. Snell’s employment with Eagle Well Service, Inc. terminated on January 9, 2010. Related rent expense was approximately $520,000 for the year ended December 31, 2009.

Director Independence

Our board of directors has determined that director nominee Richard B. Hefner is “independent” as defined by NASDAQ listing standards and that the following directors, constituting 80% of our board, are “independent” as defined by NASDAQ listing standards: Dr. Gary C. Hill, David W. House, David L. Houston, and William R. Snipes.

ADDITIONAL INFORMATION

Stockholders Sharing a Common Address

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. Nevertheless, each stockholder will receive a separate proxy card. This practice, known as “householding,” is designed to reduce our printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented, and will send one copy of our annual report and proxy statement to your address. You may revoke your consent to householding by contacting your broker, if you hold common stock in street name, or our corporate secretary, if you are the registered holder of the common stock. The revocation of your consent to householding will be effective 30 days following its receipt. Upon written or oral request to our corporate secretary at the address or telephone number provided above, we will deliver promptly a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. By written or oral request to the same address (i) a stockholder may direct a notification to us that the stockholder wishes to receive a separate annual report or proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of our annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

Incorporation by Reference

The material under the headings “Report of Audit Committee” and “Compensation Committee Report” and the disclosure regarding independence of the members of the audit committee, compensation committee and nominating and corporate governance committee shall not be deemed to be “filed” with the SEC nor deemed incorporated into any future filing with the SEC, except to the extent that we specifically incorporate it by reference into the filing.

OTHER MATTERS

Our board knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies received will be voted in respect thereof in accordance with the recommendation of our board. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

Bronco Drilling Company, Inc.
16217 N. May Avenue
Edmond, Oklahoma 73013
Attention: Matthew S. Porter, Secretary

By order of the Board of Directors

D. Frank Harrison
Chairman and Chief Executive Officer

November 4, 2010
Edmond, Oklahoma

Appendix A

BRONCO DRILLING COMPANY, INC.
2006 STOCK INCENTIVE PLAN
(as amended through December 2010)

1.	Purpose; Eligibility.

1.1 General Purpose.  The name of this plan is the Bronco Drilling Company, Inc. 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Bronco Drilling Company, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

1.2 Eligible Award Recipients.  The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3 Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights.

2.	Definitions.

2.1 “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2 “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.4 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award (Restricted Stock and Restricted Stock Units), a Performance Award, a Stock Appreciation Right and a 409A Award.

2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cashless Exercise” has the meaning set forth in Section 6.4.

2.9 “Cause” means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.10 “Change in Control” shall mean:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d) The consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act), becomes the Beneficial Owner of more than 50% of the voting power of the Company. The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (ii) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; or (iii) solely because 50% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.11 “Code” means the Internal Revenue Code of 1986, as amended.

2.12 “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.13 “Common Stock” means the common stock, $0.01 par value per share of the Company.

2.14 “Company” means Bronco Drilling Company, Inc., a Delaware corporation.

2.15 “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.16 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.17 “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.18 “Date of Grant” means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a different date is set forth in such resolution or determined by the Administrator as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

2.19 “Detrimental Activity” means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

2.20 “Director” means a member of the Board.

2.21 “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.22 “Effective Date” shall mean April 20, 2006, the date the Board adopted the Plan.

2.23 “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25 “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on the date of the Company’s initial public offering of its Common Stock shall be the initial price to the public on such date. Thereafter, on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act (a) if the Common Stock is admitted to quotation on the Nasdaq over the counter market or any interdealer quotation system and closing prices are reported the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such market or system for such date or, if closing prices are not reported, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, (b) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date on which such a sale was reported, or (c) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.26 “Form S-8” has the meaning set forth in Section 5.4(b).

2.27 “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.28 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30 “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.31 “Market Stand-Off” has the meaning set forth in Section 15.

2.32 “Nasdaq” means the Nasdaq Stock Market, Inc., or any successor thereto.

2.33 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.34 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.35 “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.36 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.37 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.38 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.39 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.40 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.41 “Performance Award” means Awards granted pursuant to Section 7.2.

2.42 Intentionally Deleted.

2.43 “Permitted Transferee” means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant’s spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

2.44 “Plan” means this Bronco Drilling Company, Inc. 2006 Stock Incentive Plan.

2.45 “Related Rights” has the meaning set forth in Section 7.3(a).

2.46 “Restricted Award” means any Award granted pursuant to Section 7.1, including Restricted Stock and Restricted Stock Units.

2.47 “Restricted Period” has the meaning set forth in Section 7.1.

2.48 “Restricted Stock” has the meaning set forth in Section 7.1.

2.49 “Restricted Stock Unit” means a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 7.1.

2.50 “Right of Repurchase” means the Company’s option to repurchase unvested Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 11.7.

2.51 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.52 “Rule 701” has the meaning set forth in Section 5.4(a).

2.53 “SAR Amount” has the meaning set forth in Section 7.3(i).

2.54 “SAR exercise price” has the meaning set forth in Section 7.3(b).

2.55 “SEC” means the Securities and Exchange Commission.

2.56 “Securities Act” means the Securities Act of 1933, as amended.

2.57 “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.58 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.59 “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.60 “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

3.1 Administration by Board.  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2 Powers of Administrator.  The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3 Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to awards by such Officer and such Officer may not make an Award to himself or herself; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5 The Committee.

(a) General.  The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the

Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Registered.  At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6 Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1 Share Reserve.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed 5,000,000, less 1,000,000, the total number of shares underlying options granted to Employees prior to the adoption of this Plan and outstanding on the Effective Date under the Bronco Drilling Company, Inc. 2005 Stock Incentive Plan (“Prior Outstanding Options”). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated Prior Outstanding Options shall again be available for purposes of the Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 5,000,000 shares of Common Stock (subject to adjustment as provided in Section 12.1), all of which may be used for Incentive Stock Options or any other Award. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

4.2 Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 11.7(a), such shares shall again be available for purposes of the Plan.

4.3 Source of Shares.  The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

5.	Eligibility.

5.1 Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2 Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 Section 162(m) Limitation.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than 500,000 shares during any fiscal year. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

5.4 Consultants.

(a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(b) From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

5.5 Directors.  Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term.  Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option granted with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 6.15 and Section 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration.  The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), an exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

6.5 Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally.  The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service.  Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9 Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason other than Cause (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder.  Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11 Death of Optionholder.  Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13 Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

6.14 Reload Options.  At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4(b)(i) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock for Stock Exchange of the original Option.

6.15 Additional Requirements Under Section 409A.  Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

7.	Provisions of Awards Other Than Options.

7.1 Restricted Awards.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Purchase Price.  The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b) Consideration.  The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting.  Shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs.

(d) Termination of Participant’s Continuous Service.  Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no rights with respect to the Award.

(e) Transferability.  Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f) Concurrent Tax Payment.  The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Lapse of Restrictions.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

7.2 Performance Awards.

(a) Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Stockholder.  A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc.  At any time prior to the Participant’s termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs.

(f) Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).

7.3 Stock Appreciation Rights.

(a) General.  Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements.  A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(i) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment.  Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(i) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price.  The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied.

(e) Reduction in the Underlying Option Shares.  Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request.  Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights shall be settled in the form of Common Stock. If permitted in the Stock Appreciation Right’s Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant shall not have any right to demand a cash settlement. A request for a cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the

Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator.  If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) Restrictions on Transfer.  Stock Appreciation Rights and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(i) Additional Requirements under Section 409A.  A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(i) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.  Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

8.1 Exercise and Distribution.  No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a) Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service.  Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

(c) Death.  The date of death of the 409A Award recipient.

(d) Disability.  The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e) Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f) Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2 Term.  Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3 No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a) Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4 Definitions.  Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i) a person or more than one person acting as a group:

(A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.	Covenants of the Company.

9.1 Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2 Securities Law Compliance.  Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.	Miscellaneous.

11.1 Acceleration of Exercisability and Vesting.  The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in
Section 12.1 hereof.

11.3 No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer, Approved Leave of Absence.  For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5 Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations.  To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

11.7 Right of Repurchase.  Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 11.7 (the “Right of Repurchase”). The Right of Repurchase for unvested Common Stock shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock shall be forfeited without any repurchase). The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised.

12.	Adjustments Upon Changes in Stock.

12.1 Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the exercise price of any Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

12.2 Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

12.3 Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of a Change in Control, a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (d) the cancellation of such outstanding Awards in consideration for a payment (in the form of stock or cash) equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

13.	Amendment of the Plan and Awards.

13.1 Amendment of Plan.  The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive

Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

13.5 Amendment of Awards.  The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

14.	General Provisions.

14.1 Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2 Recapitalizations.  Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

14.3 Delivery.  Upon exercise of a right granted pursuant to an Award under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4 Other Provisions.  The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5 Cancellation and Rescission of Awards for Detrimental Activity.

(a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.19.

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.19.

(c) In the event a Participant engages in Detrimental Activity described in Section 2.19 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.6 Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.	Market Stand-Off.

Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.	Effective Date of Plan.

The Plan became effective as of the Effective Date. No Award granted on or after the Effective Date may be exercised (or, in the case of a stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.	Termination or Suspension of the Plan.

The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.	Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Bronco Drilling Company, Inc. 2006 Stock Incentive Plan to be executed effective as of the   day of          , 2006 (subsequently amended with stockholder approval effective as of the   day of December 2010 to increase the shares reserved under Section 4.1).

BRONCO DRILLING COMPANY, INC.

By:
D. Frank Harrison,
Chief Executive Officer

BRONCO DRILLING COMPANY, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed and FOR proposals 2 and 3.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold	+

	01 - D. Frank Harrison	☐	☐	02 - Richard B. Hefner	☐	☐	03 - Dr. Gary C. Hill	☐	☐

	04 - David W. House	☐	☐	05 - William R. Snipes	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To ratify and approve an amendment to our 2006 Stock Incentive Plan.	☐	☐	☐	3.	To ratify the appointment of Grant Thornton LLP as the company’s independent registered public accounting firm.	☐	☐	☐

4.	In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Proxy — Bronco Drilling Company, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders
To be held on December 10, 2010, at
2:00 p.m. Central Time, at
16217 N. May Avenue, Edmond, Oklahoma 73013.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Bronco Drilling Company, Inc.

Proxy Solicited on Behalf of the Board of Directors for the 2010 Annual Meeting of Stockholders
The undersigned hereby appoints Matthew S. Porter and David C. Treadwell as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bronco Drilling Company, Inc. to be held on December 10, 2010, at 2:00 p.m. Central Time and any postponements or adjournments thereof, with all the powers that the undersigned would possess if personally present.
The undersigned acknowledges receipt of the 2010 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, FOR THE RATIFICATION AND AMENDMENT TO OUR 2006 STOCK INCENTIVE PLAN IN PROPOSAL 2, AND FOR RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS IN PROPOSAL 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.